UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filedby a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRANITE CONSTRUCTION INCORPORATED

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GRANITE CONSTRUCTION INCORPORATED
585 West Beach Street
Watsonville, California 95076

Notice of Annual Meeting of Shareholders

April 11, 2012

Date:	Wednesday, May 23, 2012

Time:	10:30 a.m., Pacific Daylight Time

Place:	Chaminade Resort
1 Chaminade Lane
Santa Cruz, California 95065

Purposes of the Meeting:

●	To elect two directors for the ensuing three-year term;
●	To hold an advisory vote on executive compensation for the Named Executive Officers;
●	To act upon a proposal to approve the Granite Construction Incorporated 2012 Equity Incentive Plan;
●	To ratify the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm for the fiscal year ending December 31, 2012; and
●	To consider any other matters properly brought before the meeting.

Who May Attend the Meeting:

Only shareholders, persons holding proxies from shareholders and invited representatives of the media and financial community may attend the meeting.

What to Bring:

If you received a Notice of Internet Availability of Proxy Materials, please bring that Notice with you. If your shares are held in the name of a broker, trust, bank, or other nominee, you will need to bring a proxy or letter from that broker, trust, bank, or other nominee that confirms you are the beneficial owner of those shares. If you hold shares through the Granite Construction Profit Sharing and 401(k) Plan or the Granite Construction Employee Stock Purchase Plan, you will need to bring proof of ownership of the shares.

Record Date:

The record date for the 2012 Annual Meeting of Shareholders is March 26, 2012. This means that if you own Granite stock at the close of business on that date, you are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

Annual Report:

We have included a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with the proxy materials on Granite's website.

Shareholder List:

For 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relative to the meeting during regular business hours at Granite's headquarters located at 585 West Beach Street, Watsonville, CA 95076. The shareholder list will also be available at the annual meeting.

Information about the Notice of Internet Availability of Proxy Materials:

Instead of mailing a printed copy of our proxy materials, including our annual report, to each shareholder of record, we will provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about April 11, 2012, we will begin mailing a Notice of Internet Availability of Proxy Materials to all shareholders of record as of March 26, 2012, other than (i) persons who hold shares in the Granite Construction Profit Sharing and 401 (k) Plan (such persons, the "401(k) Participants" and such plan, the "401(k) Plan") and (ii) persons who hold shares in the Granite Construction Employee Stock Ownership Plan (such persons, the "ESOP Participants" and such plan, the "ESOP"). We will post our proxy materials on the website referenced in the notice (https://www.proxyvote.com). All 401(k) Participants and ESOP Participants will receive a package in the mail that includes all proxy materials. The proxy materials will be mailed to all 401(k) Participants and ESOP Participants on or about April 11, 2012.

All shareholders may choose to access our proxy materials on the website or may request to receive a printed set of our proxy materials. In addition, the notice and website provide information regarding how you may request to receive proxy materials in printed form by mail on an ongoing basis.

Proxy Voting:

Your vote is important. Please vote your proxy promptly so your shares can be represented at the annual meeting even if you plan to attend the meeting. Shareholders, including 401(k) Participants and ESOP Participants, can vote by Internet, telephone or mail. Shareholders, other than 401(k) Participants and ESOP Participants, may revoke a proxy and vote in person if attending the meeting.

To get directions to the 2012 Annual Meeting of Shareholders, call our Investor Relations Department at 831.724.1011 or visit our website at www.graniteconstruction.com at the "Investors" site.

By Order of the Board of Directors,

/s/ Richard A. Watts
Richard A. Watts
Vice President, General Counsel and Secretary

i

(continued)

ii

GRANITE CONSTRUCTION INCORPORATED
585 West Beach Street
Watsonville, California 95076
Proxy Statement

As more fully described in the Notice of Internet Availability of Proxy Materials, Granite Construction Incorporated, a Delaware corporation (referred to herein as "we," "us," "our," "Granite" or the "Company"), on behalf of its Board of Directors, has made its proxy materials available to you on the Internet in connection with Granite's 2012 Annual Meeting of Shareholders, which will take place on May 23, 2012 at 10:30 a.m., Pacific Daylight Time, at Chaminade Resort, 1 Chaminade Lane, Santa Cruz, California  95065. The Notice of Internet Availability of Proxy Materials was mailed to all Granite shareholders of record, except 401(k) Participants and ESOP Participants, on or about April 11, 2012, and our proxy materials were posted on the website referenced in the Notice of Internet Availability of Proxy Materials and made available to shareholders on April 11, 2012. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. The proxy materials were mailed to all 401(k) Participants and ESOP Participants on or about April 11, 2012.

Granite, on behalf of its Board of Directors, is soliciting your proxy to vote your shares at the 2012 Annual Meeting of Shareholders or any subsequent adjournment or postponement. We solicit proxies to give all shareholders of record an opportunity to vote on the matters listed in the accompanying notice and/or any other matters that may be presented at the annual meeting. In this proxy statement you will find information on these matters, which is provided to assist you in voting your shares.

Granite was incorporated in Delaware in January 1990 as the holding company for Granite Construction Company, which was incorporated in California in 1922. All dates in this proxy statement referring to service with Granite also include periods of service with Granite Construction Company, if applicable.

Voting Information

Who Pays for This Solicitation?

Granite pays for the cost of this proxy solicitation. We will request brokers, trusts, banks and other nominees to solicit their customers who own our stock. We will reimburse their reasonable, out-of-pocket expenses for doing this. Our directors, officers and employees may also solicit proxies by mail, telephone, personal contact, or through online methods without additional compensation.

Who Can Vote?

You will have received notice of the annual meeting and can vote if you were a shareholder of record of Granite's common stock as of the close of business on March 26, 2012. You are entitled to one vote for each share of Granite common stock that you own. You may vote all shares owned by you as of the record date, including shares held directly in your name as the shareholder of record and shares held for you as the beneficial owner through a broker, trust, bank or other nominee. As of the close of business on March 26, 2012, there were 38,617,504 shares of common stock issued and outstanding.

How Do I Vote?

Shareholders, other than 401(k) Participants and ESOP Participants, have the option to vote by proxy in the following three ways:

●
By Internet: You can vote by Internet by following the instructions in the Notice of Internet Availability of Proxy Materials or by accessing the Internet at https://www.proxyvote.com and following the instructions at that website at any time prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012;

●
By telephone: In the United States and Canada you can vote by telephone using a touch-tone phone by following the instructions in the Notice of Internet Availability of Proxy Materials or by calling 1.800.690.6903 (toll free) and following the instructions at any time prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012; or

●
By mail: If you have received a paper copy of the proxy card by mail you may submit your proxy by completing, signing and dating your proxy card and mailing it in the accompanying pre-addressed envelope. Instructions are also on the proxy card. Your proxy card must be received prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012.

Please refer to the Notice of Internet Availability of Proxy Materials or the information your broker, trust, bank or other nominee provides you for more information on the above options. If you vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your previous proxy).

All 401(k) Participants and ESOP Participants have the option to vote by proxy in the following three ways:

●
By Internet: You can vote by Internet by following the instructions on your proxy card or by accessing the Internet at https://www.proxyvote.com and following the instructions at that website at any time prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012;

●
By telephone: In the United States and Canada you can vote by telephone using a touch-tone phone by following the instructions on your proxy card or by calling 1.800.690.6903 (toll free) and following the instructions at any time prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012; or

●
By mail: You can submit your proxy by completing, signing and dating your proxy card and mailing it in the accompanying pre-addressed envelope. Instructions are also on the proxy card. Your proxy card must be received prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012.

If you vote your shares over the Internet or telephone, you should not return a proxy card by mail (unless you are revoking your previous proxy).

What Is the Deadline for Voting My Shares?

For shareholders other than 401(k) Participants or ESOP Participants:   If you vote by telephone or Internet, you must submit your vote at any time prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012. If you vote by mail, your proxy card must be received prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012.

401(k) Participants and ESOP Participants:   If you vote by telephone or Internet, you must submit your vote at any time prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012. If you vote by mail, your proxy card must be received prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012.

Shares held by broker, trust, bank or other nominee:   If you own shares held through your broker, trust, bank or other nominee, please follow the voting instructions provided by your broker, trust, bank or other nominee.

What Is the Voting Requirement To Approve the Proposals?

If there is a quorum, nominees for election to the Board who receive a majority of the shares voted will be elected as members of our Board of Directors for the upcoming three-year term. This means that a majority of votes cast "for" the election of a director must exceed the number of votes cast "against" the director's election. Each of the approvals of the Granite Construction Incorporated 2012 Equity Plan, the advisory vote on executive compensation and the ratification of the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered accounting firm for the fiscal year ending December 31, 2012 require the affirmative vote of a majority of the votes cast for approval of such matters. In addition, the New York Stock Exchange rules require that the total votes cast on the approval of the 2012 Equity Plan represent greater than 50% of the shares outstanding as of the record date. Under New York Stock Exchange rules, abstentions are treated as votes cast but broker non-votes (described below) are not, and as a result abstentions will be treated as a vote against approval of the 2012 Equity Plan and broker non-votes will have no effect on the vote relating to approval of the 2012 Equity Plan. Any other matters properly proposed at the meeting, including a motion to adjourn the annual meeting to another time or place (including for the purpose of soliciting additional proxies), will also be determined by a majority of the votes cast except as otherwise required by law or by Granite's Certificate of Incorporation, as amended, or bylaws.

If you hold shares through a broker, trust, bank or other nominee (i.e., in "street name"), and you do not provide your broker, trust, bank or other nominee with voting instructions, "broker non-votes" may occur. Generally, a broker non-vote occurs when a broker, trust, bank or other nominee who holds shares for a beneficial owner does not vote on a particular matter (i.e., a non-routine matter) because the broker, trust, bank or other nominee does not have discretionary voting power with respect to that matter and has not received instructions on such matter from the beneficial owner. Among our proposals, a broker, trust, bank or other nominee will have discretionary voting power only with respect to the proposal to ratify the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm for the fiscal year ending December 31, 2012.

How Are Votes Counted?

In the election of directors and all proposals you may vote "For," "Against" or "Abstain" with respect to each of the nominees and proposals. If you elect to abstain in the election of directors, the advisory vote on executive compensation or the ratification of the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite’s independent registered accounting firm for the fiscal year ending December 31, 2012, the abstention will not impact the election of the directors or the outcome of such proposal. In tabulating the voting results for the election of directors and such proposals, only "For" and "Against" votes are counted for purposes of determining whether a majority has been obtained. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the vote on these matters.

The affirmative vote of a majority of the votes cast is required for the approval of the 2012 Equity Plan.  In addition, the New York Stock Exchange rules require that the total votes cast on the approval of the 2012 Equity Plan represent greater than 50% of the shares outstanding as of the record date. Under New York Stock Exchange rules, abstentions are treated as votes cast but broker non-votes are not. As a result, abstentions will be treated as a vote against approval of the 2012 Equity Plan and broker non-votes will have no effect on the vote.

If you vote by proxy card, telephone or the Internet, your shares will be voted at the annual meeting in the manner you indicated. James H. Roberts and Laurel J. Krzeminski are officers of the Company and were named by our Board of Directors as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors. This proxy statement contains a description of each item that you are to vote on along with our Board's recommendations. Below is a summary of our Board's recommendations:

●	For election of each of the director nominees;

●	For the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement;

●	For the approval of the Granite Construction Incorporated 2012 Equity Incentive Plan; and

●
For the ratification of the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm for the fiscal year ending December 31, 2012.

As to any other matter that may be properly proposed at the annual meeting, including a motion to adjourn the annual meeting to another time or place, the shares will be voted in the discretion of the persons named on your proxy card.

After I Vote by Proxy Can I Change or Revoke My Proxy?

You can change your vote or revoke your proxy at any time before the annual meeting. Shareholders, other than 401(k) Participants and ESOP Participants, may change their vote by: (i) voting again by telephone at any time prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012, if you originally voted by telephone, (ii) voting again by Internet at any time prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012, if you originally voted by Internet, or (iii) returning a later dated proxy card such that it is received prior to 11:59 p.m., Eastern Daylight Time, on May 22, 2012, if you voted by mail. Shareholders, other than 401(k) Participants and ESOP Participants, may revoke their proxy by filing with our Secretary a written revocation that is received by us before the polls close at the annual meeting. All 401(k) Participants and ESOP Participants may change their vote by: (i) voting again by telephone at any time prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012, if you originally voted by telephone, (ii) voting again by Internet at any time prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012, if you originally voted by Internet, or (iii) returning a later dated proxy card such that it is received prior to 12:00 p.m. (noon), Eastern Daylight Time, on May 21, 2012, if you voted by mail. Except for 401(k) Participants and ESOP Participants, shareholders may also change their vote or revoke their proxy by attending the annual meeting and voting in person if they are a shareholder of record.

If you hold your shares through a broker, bank, trust or other nominee, please refer to the information forwarded by your broker, bank, trust or other nominee for procedures on revoking your proxy.

Can I Vote at the Annual Meeting Instead of Voting by Proxy?

Except for 401(k) Participants and ESOP Participants, you may attend the annual meeting and vote in person instead of voting by proxy. However, even if you intend to attend the meeting we strongly encourage you to vote by Internet, telephone or mail prior to the meeting to ensure that your shares are voted. Although Granite's 401(k) Participants and ESOP Participants cannot vote in person at the meeting, they may attend the meeting.

What Constitutes a Quorum?

Granite's bylaws require a quorum to be present in order to transact business at the meeting. A quorum consists of a majority of the shares entitled to vote, either in person or represented by proxy. In determining a quorum, we count shares voted for or against, abstentions and broker non-votes as being present.

Who Supervises the Voting at the Meeting?

Granite's bylaws and policies specify that prior to the annual meeting management will appoint an independent Inspector of Elections to supervise the voting at the meeting and count the votes for each proposal following the closing of the polls at the annual meeting. The Inspector decides all questions as to the qualification of voters, the validity of proxy cards and the acceptance or rejection of votes. Before assuming his or her duties, the Inspector will take and sign an oath that he or she will faithfully perform his or her duties both impartially and to the best of his or her ability.

How Can I Find Out the Voting Results?

We will announce preliminary voting results at the annual meeting, and final results will be published on a Form 8-K to be filed with the Securities and Exchange Commission (the "SEC") within four business days following the annual meeting. If the final results are not available at that time, we will provide preliminary results in the Form 8-K, and we will provide the final results in an amendment to the Form 8-K as soon as they become available.

Proposal 1: Election of Directors

The Board of Directors is divided into three classes. We keep the classes as equal in number as reasonably possible; however, the number of directors in a class depends on the total number of directors at any given time. Each director serves for a term of three years. The classes are arranged so that the terms of the directors in each class expire at successive annual meetings. This means that shareholders annually elect approximately one-third of the members of the Board. The Board currently consists of nine directors.

The terms of David H. Kelsey and James W. Bradford, Jr. will expire at the 2012 annual meeting. The Board has nominated David H. Kelsey and James W. Bradford, Jr. for new terms. In accordance with our Board of Directors Corporate Governance Guidelines and Policies, which provide that Board members will retire no later than the first annual meeting of shareholders immediately following their 72nd birthday, J. Fernando Niebla will retire at the 2012 Annual Meeting. The Board will fill the vacancy on the Board created as a result of Mr. Niebla retiring at a later date. If elected, each of the nominees will serve as a director until the 2015 annual meeting and until his or her successor is elected and qualified or he resigns or until his death, retirement or removal, or other cause identified in Granite's bylaws.

Management knows of no reason why any of these nominees would be unable or unwilling to serve. All nominees have accepted the nomination and agreed to serve as a director if elected by the shareholders. However, if any nominee should for any reason become unable or unwilling to serve between the date of the proxy statement and the annual meeting, the Board may designate a new nominee and the persons named as proxies will vote for that substitute nominee. You cannot vote for more than three nominees.

The Board of Directors unanimously recommends a vote "FOR" each of the above-named nominees.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about each director and director nominee. The information presented includes information each director or director nominee has given us about his/her age, all positions he/she holds with Granite, his/her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he/she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director's and nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion the he/she should serve as a director, the Board also believes that all of our directors and nominees have a reputation for integrity, honesty and adherence to high ethical standards. The Board also believes that all of our directors have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Granite and our Board.

Nominees for Director for Terms Expiring at the 2015 Annual Meeting

David H. Kelsey                                                                                                                                        Director since 2003
Mr. Kelsey has served as Chief Financial Officer of Elevance Renewable Sciences, Inc., a privately-owned producer of high performance specialty chemicals and intermediate chemicals from natural oils, since August 2011.  Prior to that, Mr. Kelsey served as Chief Financial Officer of Sealed Air Corporation, an S&P 500 manufacturer of specialty packaging for food and other protective applications, from January 2002 to August 2011. We believe that Mr. Kelsey’s experience as the chief financial officer of a major NYSE-listed company, as well as his in-depth knowledge and understanding of generally accepted accounting principles, experience in preparing, auditing and analyzing financial statements, understanding of internal control over financial reporting, and his understanding of audit committee functions qualify him to serve on our Board. Mr. Kelsey holds a B.S.E. degree in Civil and Geological Engineering from Princeton University and an M.B.A. degree from Harvard University Graduate School of Business. Age 61.

James W. Bradford, Jr.                                                                                                                          Director since 2006
Mr. Bradford has served in various capacities at Vanderbilt University, Owen School of Management. Since March 2005, he has served as Dean and Ralph Owen Professor for the Practice of Management. Between 2002 and March 2005, he served as Acting Dean, Associate Dean Corporate Relations, Clinical Professor of Management and Adjunct Professor. He has also served as President and Chief Executive Officer of United Glass Corporation, and President and Chief Executive Officer of AFG Industries. Mr. Bradford is currently also a member of the boards of directors of Genesco, Inc., Clarcor, Inc. and Cracker Barrel Old Country Store, Inc. We believe that Mr. Bradford’s perspective as an academic, his experience in corporate compliance and governance matters and his knowledge of business strategies and financial matters, combined with his executive-level and legal experiences, qualify him to serve on our Board. Mr. Bradford holds a B.A. degree from the University of Florida and a J.D. degree from Vanderbilt University, and he has completed the Harvard Business School Advanced Management Program. Age 64.

Continuing Directors with Terms Expiring at the 2013 Annual Meeting

William G. Dorey                                                                                                                                    Director since 2004
Mr. Dorey retired in August 2010 as the Chief Executive Officer and President of Granite, in which capacities he served since 2004 and 2003, respectively. Mr. Dorey joined Granite in 1968 and, prior to being named Chief Executive Officer and President, held a variety of executive-level positions with Granite throughout his career, including Chief Operating Officer, Executive Vice President, Senior Vice President and Branch Division Manager. During this time, Mr. Dorey developed an intimate knowledge of our business, employees, culture, competitors and the effect on our business of various government policies. Mr. Dorey is currently a member of the board of directors of Astec Industries, Inc. We believe that his long history and experience with Granite, and his in-depth knowledge of the construction industry, demonstrate that Mr. Dorey is well qualified to serve on our Board. Mr. Dorey holds a B.S. degree in Construction Engineering from Arizona State University. Age 67.

Rebecca A. McDonald                                                                                                                             Director since 1994
Ms. McDonald has served as Chief Executive Officer of Laurus Energy Inc. since December 2008. She previously served as President, Gas and Power, BHP Billiton from March 2004 to September 2007. Ms. McDonald is currently a member of the board of directors of Veresen, Inc.  We believe that Ms. McDonald’s executive-level experience and her wealth of knowledge of business systems and operations qualify her to serve on our Board. Ms. McDonald holds a B.S. degree in Education from Stephen F. Austin State University. Age 59.

William H. Powell                                                                                                                                   Director since 2004
Mr. Powell retired in 2006 as Chairman and Chief Executive Officer of National Starch and Chemical Company, a position he had held since 1999, and has served as our Chairman of the Board since September 2009. Mr. Powell is currently a member of the boards of directors of PolyOne Inc. and FMC Corporation. Until June 2009, Mr. Powell was Chairman, Board of Trustees, of State Theatre Performing Arts Center in New Brunswick, New Jersey. We believe that Mr. Powell’s knowledge and experience as chief executive officer of a major global company qualify him to serve on our Board. Mr. Powell holds a B.A. degree in Chemistry, an M.S. in Chemical Engineering from Case Western Reserve University and an M.A. in Business Administration from the University of North Dakota. Age 66.

Claes G. Bjork                                                                                                                                         Director since 2006
Mr. Bjork retired in 2002 as Chief Executive Officer of Skanska AB, Sweden, one of the world’s largest construction companies, a position he had held since 1997. Prior to such time, Mr. Bjork held various executive and management positions within Skanska and served as Chairman of Scancem Cement. He is currently a member of the boards of directors of Consolidated Management Group and the Swedish American Chamber of Commerce, and he previously served on the board of Qlik Technologies, Inc. We believe that Mr. Bjork’s past experience as an executive with a major multi-national construction firm and his knowledge and understanding of the construction industry and Granite’s competitors and customers qualify him to serve on our Board. Mr. Bjork studied Civil Engineering in Sweden. Age 66.

Continuing Directors with Terms Expiring at the 2014 Annual Meeting

Gary M. Cusumano                                                                                                                                 Director since 2005
Mr. Cusumano retired in 2006 as Chairman of The Newhall Land and Farming Company, a developer of new towns and master-planned communities in North Los Angeles County, in which capacity he served after The Newhall Land and Farming Company was acquired by Lennar and LNR Properties in 2004. Prior to the acquisition, he served as Chief Executive Officer and a director of the Newhall Land and Farming Company, which was traded on the New York Stock Exchange (“NYSE”). He is currently also a member of the boards of directors of Forest Lawn Memorial Parks and Mortuaries, Simpson Manufacturing Co. and the J.G. Boswell Co. We believe that Mr. Cusumano’s experience as chief executive officer and his expertise in the real estate development business qualify him to serve on our Board. Mr. Cusumano holds a B.S. degree in Economics from the University of California, Davis and is a graduate of the Sloan Program at the Stanford University Business School. Age 68.

James H. Roberts                                                                                                                                    Director since 2011
Mr. Roberts joined Granite in 1981 and has served in various capacities, including President and Chief Executive Officer since September 2010.  He also served as Executive Vice President and Chief Operating Officer from September 2009 to August 2010, Senior Vice President from May 2004 to September 2009, Granite West Manager from February 2007 to September 2009, Branch Division Manager from May 2004 to February 2007, Vice President and Assistant Branch Division Manager from 1999 to 2004, and Regional Manager of Nevada and Utah Operations from 1995 to 1999. Mr. Roberts served as Chairman of The National Asphalt Pavement Association in 2006.  We believe that Mr. Roberts’ knowledge of the construction industry, as well as his intimate knowledge of our business, employees, culture, and competitors, his understanding of the challenges and issues facing the Company and his insider’s perspective of the Company’s day-to-day operations and the strategic direction of the Company, qualify him to serve on our Board.  He received a B.S.C.E. in 1979 and an M.S.C.E. in 1980 from the University of California, Berkeley, and an M.B.A. from the University of Southern California in 1981. He also completed the Stanford Executive Program in 2009. Age 55.

Retiring Director

Mr. Niebla has served as a director since 1999 and will be retiring effective as of our 2012 Annual Meeting of Shareholders. He has served as President of International Technology Partners L.L.C. since August 1998 and the Managing Partner of Siertina Development, LLC since September 2005. He is currently also a member of the boards of directors of Life Modeler Inc., Union Bank of California, Pacific LifeCorp and Integrated Healthcare Holdings, Inc. We believe that Mr. Niebla's business and technological expertise and his directorships on boards of both private and public companies qualify him to serve on our Board. Mr. Niebla holds a B.S. degree in Electrical Engineering from the University of Arizona and an M.S. QBA from the University of Southern California, and he has completed the Harvard Business School Executive Development Program. Age 72.

Information About the Board of Directors and Corporate Governance

Committees of the Board

The following chart shows the standing committees of the Board of Directors, the current membership of the committees and the number of meetings held by each committee in 2011.

	Audit / Compliance	Compensation	Nominating and Corporate Governance	Strategic Planning	Executive
Claes G. Bjork (1)		X	Chair	X	X
James W. Bradford, Jr. (1)	X			Chair	X
Gary M. Cusumano (2)				X
William G. Dorey				X	X
David H. Kelsey (1)	Chair		X
Rebecca A. McDonald (1)	X	Chair (2)			X
J. Fernando Niebla (1)	X		X	X
William H. Powell (1)(3)		X		X	Chair
James H. Roberts				X	X
Number of Meetings in 2011	8	5	5	4	1

(1)  Independent directors.

(2)  Mr. Cusumano was an independent director for a portion of 2010, until his daughter was named as a partner of PricewaterhouseCoopers LLP, our independent registered public accountant firm. Mr. Cusumano served as the Chair of the Compensation Committee and as a member of our Nominating and Corporate Governance Committee throughout 2010 and until March 4, 2011. Effective March 4, 2011, the Compensation Committee consisted of Mr. Bjork, Ms. McDonald and Mr. Powell, with Ms. McDonald as the acting Chair, and the Nominating and Corporate Governance Committee consisted of Mr. Kelsey, Ms. McDonald and Mr. Niebla.  Effective May 20, 2011, the Compensation Committee consisted Mr. Bjork, Ms. McDonald and Mr. Powell, with Ms. McDonald as the Chair, and the Nominating and Corporate Governance Committee consisted of Mr. Bjork, Mr. Kelsey and Mr. Niebla.

(3)  Chairman of the Board.

Audit/Compliance Committee

All members of the Audit/Compliance Committee are non-employee directors who are, and at all times during 2011 were, determined by the Board to be independent under the listing standards of the NYSE. Each member also satisfies the independence requirements for audit committee members of public companies established by the SEC. The Board has determined that Mr. Kelsey meets the criteria as an audit committee financial expert as defined by the SEC rules. The Board of Directors has also determined that all members of the Audit/Compliance Committee are financially literate as required by the listing standards of the NYSE. The Audit/Compliance Committee has direct responsibility for risk oversight related to accounting matters, financial reporting, and enterprise, legal and compliance risks. A more complete description of the risk responsibility, functions and activities of the Audit/Compliance Committee can be found under "Board Leadership Structure and its Role in Risk Oversight" on page 12 of this proxy statement and in "Report of the Audit/Compliance Committee" on page 42, as well as in the Audit/Compliance Committee charter. You can view and print the Audit/Compliance Committee charter on Granite's website. See "Granite Website" on page 16.

Compensation Committee

All current members of the Compensation Committee are non-employee directors who are, and at all times during 2011 were, determined by the Board to be independent under the listing standards of the NYSE. The Compensation Committee reviews and approves all aspects of compensation for our directors, our Chief Executive Officer and our other executive officers. In addition, the Compensation Committee is responsible for risks related to employment policies and our compensation and benefit systems, including consideration of whether any risks associated with such policies and systems are likely to have a material adverse effect on Granite. The Compensation Committee also reviews our overall compensation plans and strategies and makes recommendations to the Board for their consideration and approval. The Chief Executive Officer attends Compensation Committee meetings and recommends annual salary levels, incentive compensation and payouts for other executive officers for the Compensation Committee's approval. The Compensation Committee also administers the Amended and Restated 1999 Equity Incentive Plan, as amended (the "1999 Equity Plan"), with respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the 1999 Equity Plan is administered only by the Compensation Committee, which includes at least two "outside directors" within the meaning of Section 162(m). If you desire additional information concerning the Compensation Committee, you can read the Compensation Committee charter on Granite's website. See "Granite Website" on page 16.

Nominating and Corporate Governance Committee

All current members of the Nominating and Corporate Governance Committee are non-employee directors who are, and at all times during 2011 were, determined by the Board to be independent under the listing standards of the NYSE. The Nominating and Corporate Governance Committee recommends and nominates persons to serve on the Board. The Nominating and Corporate Governance Committee also develops and recommends corporate governance principles and practices to the Board and annually reviews the Board's performance. Additionally, the Nominating and Corporate Governance Committee oversees risks associated with our Corporate Governance Guidelines and Policies and Code of Conduct. The Nominating and Corporate Governance Committee's policy for considering director candidates, including shareholder recommendations, is discussed in more detail below under the heading "Board of Directors' Nomination Policy." This policy and the Nominating and Corporate Governance Committee charter are available on Granite's website. See "Granite Website" on page 16.

Strategic Planning Committee

The Strategic Planning Committee reviews and recommends for approval the Strategic Plan developed by management and provides overall strategic planning direction. The Strategic Planning Committee also works with management independently on various strategic initiatives throughout the year.

Executive Committee

The Executive Committee's responsibility is to carry out the powers and authority of the Board in the management of Granite's business within limits set by the Board. The Executive Committee also assesses and monitors ongoing risks and contingencies related to bidding decisions on large projects. The scope of the Executive Committee's authority is determined in accordance with the "Delegation of Authority and Policy" as adopted and revised from time to time by the Board.

Role of the Compensation Consultant

During 2011, the Compensation Committee directly retained the services of Mercer (US) Inc. ("Mercer"), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to provide advice and recommendations to the Compensation Committee on executive officer and Board of Director compensation programs.  Mercer's fees for executive compensation consulting to the Committee in 2011 were $241,377.

Mercer provided the following services to the Compensation Committee related to executive officer compensation:

●	Attended meetings of the Compensation Committee as the Committee’s advisor.

●	Evaluated the competitive positioning of Granite’s executive officers' base salaries, annual incentive and long-term incentive compensation relative to our peer companies;

●	Advised on 2011 target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;

●
Assessed the alignment of executive officer compensation levels relative to our performance against Granite's peer companies and relative to the Compensation Committee's articulated compensation philosophy;

●	Provided advice on the design of Granite's 2011 annual and long-term incentive plans;

●	Advised on the 2011 performance measures and performance targets for the annual and long-term incentive programs;

●	Assisted with the preparation of the "Compensation Discussion and Analysis" for this proxy statement; and

●	Assessed the potential for material risk within Granite's compensation policies and practices for all employees, including executive officers.

During the fiscal year, management approved the continued use of Mercer to provide compensation-related work for management, recordkeeping and trustee services for its 401(k) Plan, and services related to the ESOP.  The aggregate fees paid for these other services in 2011 were $434,938. Granite paid $149,214 of these fees.  The remaining fees were paid by 401(k) Participants or funds that serve the 401(k) Plan.

Because of the policies and procedures Mercer and the Compensation Committee have in place, the Compensation Committee believes that the advice it receives from the executive compensation consultant is objective and not influenced by Mercer's or its affiliates' relationships with Granite. These policies and procedures include:

●	The executive compensation consultant receives no incentive or other compensation based on the fees charged to Granite for other services provided by Mercer or any of its affiliates;

●	The executive compensation consultant is not responsible for selling other Mercer or affiliate services to Granite;

●
Mercer's professional standards prohibit the executive compensation consultant from considering any other relationships Mercer or any of its affiliates may have with Granite in rendering his or her advice and recommendations;

●	The Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

●	The executive compensation consultant has direct access to the Compensation Committee without management intervention;

●
The Compensation Committee evaluates the quality and objectivity of the services provided by the executive compensation consultant each year and determines whether to continue to retain the consultant; and

●	The protocols for the engagement (described below) limit how the executive compensation consultant may interact with management.

While it is necessary for the executive compensation consultant to interact with management to gather information, the Compensation Committee has adopted protocols governing if and when the executive compensation consultant's advice and recommendations can be shared with management. These protocols are included in the executive compensation consultant's engagement letter. The Compensation Committee also determines the appropriate forum for receiving the executive compensation consultant's recommendations. Where appropriate, management invitees are present to provide context for the recommendations.

The Lead Director and Executive Sessions

Our bylaws provide that in the event the Chairman of the Board does not meet the independence requirements of the rules and regulations of the SEC and the listing standards of the NYSE, the directors shall elect a Lead Director to serve for a two-year term or until such time, if earlier, at which an independent Chairman is elected. Because William H. Powell, the current Chairman of the Board, is an independent director, we currently do not have a Lead Director. In his capacity as Chairman, Mr. Powell chairs all Board meetings and presides over all executive sessions of the independent members of the Board.

Board Leadership Structure and Its Role in Risk Oversight

The Board of Directors has determined that having an independent director serve as the Chairman of the Board is in the best interest of Granite and its shareholders at this time. The Board believes that having a strong independent director serve as Chairman promotes greater oversight of Granite by the independent directors and provides for greater management accountability going forward. The structure ensures more active participation by the independent directors in setting the Board's agenda and establishing the Board's priorities. However, the Board, in accordance with its Corporate Governance Guidelines and Policies, retains the flexibility to decide, as new circumstances arise, whether or not to combine or separate the position of Chairman and Chief Executive Officer.

As with all companies, we face a variety of risks in our business. Our Board of Directors is responsible for oversight of our Company's risks. The Board believes that having a system in place for risk management and implementing strategies responsive to our risk profile and exposures will adequately identify in a timely manner our material risks. In order to more efficiently manage these risks, the Board has designated certain risk management oversight responsibilities to relevant Board committees. The Audit/Compliance Committee has the direct responsibility for risk oversight relating to accounting matters, financial reporting and enterprise, legal and compliance risks. Our Chief Financial Officer (who is responsible for managing the risk management function), General Counsel (who serves as our Corporate Compliance Officer), Director of Internal Audit, management and independent registered public accounting firm, PricewaterhouseCoopers, LLP, all report directly to, and meet with, the Audit/Compliance Committee on a regular basis. The Audit/Compliance Committee also meets periodically with management to review Granite's major financial risk exposures and the steps that management has taken to monitor and control such exposures, which include Granite's risk assessment and risk management policies. The Executive Committee is responsible for overseeing management's efforts to assess risks related to the decision to bid on large projects and monitor ongoing risks and contingencies related to those projects. The Compensation Committee is responsible for overseeing risks related to employment policies and our compensation and benefits systems, and the Nominating and Corporate Governance Committee oversees risks associated with our Corporate Governance Guidelines and Policies and Code of Conduct, including compliance with listing standards for independent directors and committee assignments. The committee chairmen report on risk related matters to the full Board from time to time as appropriate.

Board of Directors' Nomination Policy

Evaluation Criteria and Procedures

Members of the Board of Directors of Granite are divided into three classes and are nominated for election for staggered three-year terms. The Board, its members, its committee structure, its governance performance and its overall performance are continuously reviewed. Included in this review is a careful evaluation of the diversity of skills and experience of Board members weighed against Granite's current and emerging operating and strategic challenges and opportunities. The Board of Directors makes every effort to nominate individuals who bring a variety of complementary skills and, as a group, possess the appropriate skills and experience to oversee our business. Accordingly, although diversity is a consideration in the nominating and evaluation process, the Nominating and Corporate Governance Committee and the Board of Directors do not have a formal policy with respect to the consideration of diversity. Evaluations are made on the basis of observations and interviews with management and with Board members conducted annually by the Nominating and Corporate Governance Committee.

Current Board members whose performance, capabilities, and experience meet Granite's expectations and needs are nominated for re-election in the year of their respective term's completion. In accordance with Granite's Corporate Governance Guidelines and Policies, Board members will not stand for re-nomination and no proposed candidate will be re-nominated if the nominee’s 72nd birthday occurs prior to the annual meeting of shareholders in the year of re-nomination or nomination. Moreover, Directors will retire no later than the first annual meeting of shareholders immediately following their 72nd birthday.

Each member of the Board of Directors must meet a set of core criteria, referred to as the "three C's": Character, Capability and Commitment. Granite was founded by persons of outstanding character, and it is Granite's intention to ensure that it continues to be governed by persons of high integrity and worthy of the trust of its shareholders. Further, Granite intends to recruit and select persons whose capabilities, including their educational background, their work and life experiences, and their demonstrated records of performance will ensure that Granite's Board will have the balance of expertise and judgment required for its long-term performance and growth. Finally, Granite will recruit and select only those persons who demonstrate they have the commitment to devote the time, energy, and effort required to guarantee Granite will have the highest possible level of leadership and governance.

In addition to the three C's, the Board recruitment and selection process assures that the Board composition meets all of the relevant standards for independence and specific expertise. For each new recruitment process, a set of specific criteria is determined by the Nominating and Corporate Governance Committee with the assistance of the Chairman of the Board and an executive search firm, if the Committee deems engagement of such a firm appropriate. These criteria may specify, for example, the type of industry or geographic experience that would be useful to maintain and improve the balance of skills and knowledge on the Board. After the search criteria are established, an executive search firm is typically engaged to use its professional skills and its data sources and contacts, including current Granite Board members and officers, to seek appropriate candidates. The credentials of a set of qualified candidates provided by the search process are submitted for review by the Nominating and Corporate Governance Committee, the Chairman of the Board and senior officers. Based on this review, the Nominating and Corporate Governance Committee invites the top candidates for personal interviews with the Nominating and Corporate Governance Committee and Granite's executive management team.

Normally, the search, review and interview process results in a single nominee to fill a specific vacancy. However, a given search may be aimed at producing more than one nominee and the search for a single nominee may result in multiple candidates of such capability and character that might be nominated and the Board may be expanded accordingly.

It is Granite's intention that this search and nomination process consider qualified candidates referred by a wide variety of sources, including all of Granite's constituents - its customers, employees and shareholders and members of the communities in which it operates. The Nominating and Corporate Governance Committee is responsible for assuring that relevant sources of potential candidates have been appropriately canvassed.

Shareholder Recommendation and Direct Nomination of Board Candidates

Consistent with our bylaws and the Nominating and Corporate Governance Committee charter, Granite will review and consider for nomination any candidate for membership to the Board recommended by a shareholder, utilizing the same evaluation criteria and selection process described above. The Committee will consider nominees to the Board recommended by shareholders so long as the shareholder gives timely notice in writing of his or her intent to nominate a director. To be timely, a shareholder nomination for a director to be elected at the 2013 Annual Meeting of Shareholders must be received at Granite's principal office, addressed to the Corporate Secretary, on or before December 12, 2012.

In addition, Granite's bylaws provide that any shareholder entitled to vote in the election of directors may directly nominate a candidate or candidates for election at a meeting provided that timely notice of his or her intention to make such nomination is given. To be timely, a shareholder nomination for a director to be elected at an annual meeting must be received at Granite's principal office, addressed to the Corporate Secretary, not less than 120 days prior to the first anniversary of the date the proxy statement for the preceding year's annual meeting of shareholders was released to shareholders and must contain the information specified in our bylaws. If no meeting was held in the previous year, the date of the annual meeting is changed by more than 30 calendar days from the previous year, or in the event of a special meeting, to be on time, the notice must be delivered by the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made.

For further information, see "Shareholder Proposals to be Presented at the 2013 Annual Meeting of Shareholders" on page 57.

Director Independence

Under the listing standards of the NYSE, a director is considered independent if the Board determines that the director has no material relationship with Granite. In determining independence, the Board considers pertinent facts and circumstances including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board follows these guidelines, established by the NYSE, when assessing the independence of a director:

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A director who, within the last three years is, or has been, an employee of Granite or whose immediate family member is, or has been within the last three years, an executive officer of Granite, may not be deemed independent until three years after the end of such employment relationship. Employment as an interim Chairman or Chief Executive Officer or other executive officer shall not disqualify a director from being considered independent following that employment.

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A director who has received, or has an immediate family member who has received, during any twelve-month period within the last three years more than $120,000 in direct compensation from Granite, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer or other management and compensation received by an immediate family member for service as an employee of Granite (other than an executive officer) will not be considered in determining independence under this test.

●
The following directors may not be deemed independent: (A) a director who is a current partner or employee of a firm that is Granite's internal or external auditor; (B) a director who has an immediate family member who is a current partner of such a firm; (C) a director who has an immediate family member who is a current employee of such a firm and who personally works on Granite's audit; or (D) a director or immediate family member who was within the last three years a partner or employee of such a firm and personally worked on Granite's audit within that time.

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A director who or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Granite's present executive officers at the same time serves or served on that company's compensation committee may not be deemed independent.

●
A director who is a current employee or whose immediate family member is a current executive officer of a company that has made payments to, or received payments from, Granite for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues for that fiscal year may not be deemed independent.

The Board reviews the independence of all non-employee directors every year. For the review, the Board relies on information from responses to questionnaires completed by directors and other sources. Directors are required to immediately inform the Nominating and Corporate Governance Committee of any material changes in their or their immediate family members' relationships or circumstances that could impact or change their independence status.

During 2011, the following non-employee directors who served on the Board for all or a part of the year were determined to be independent under the listing standards of the NYSE: Claes G. Bjork, James W. Bradford, Jr., David H. Kelsey, Rebecca A. McDonald, J. Fernando Niebla and William H. Powell. In addition to the foregoing, Gary M. Cusumano was independent for a portion of 2010. Mr. Cusumano ceased to be an independent director under the listing standards of the NYSE upon his daughter becoming a partner at PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. Mr. Cusumano's daughter is not involved in our audit and is not considered a "covered person" with respect to us, as defined under the SEC's independence-related regulations for auditors. As a result, this relationship has no effect on PricewaterhouseCoopers LLP's independence as our independent registered public accounting firm. Mr. Cusumano served as the Chair of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee throughout 2010 and until March 4, 2011. Effective March 4, 2011, the Compensation Committee consisted of Mr. Bjork, Ms. McDonald and Mr. Powell, with Ms. McDonald serving as the acting Chair, and the Nominating and Corporate Governance Committee consisted of Mr. Kelsey, Ms. McDonald and Mr. Niebla. Effective May 20, 2011, the Compensation Committee consisted Mr. Bjork, Ms. McDonald and Mr. Powell, with Ms. McDonald as the Chair, and the Nominating and Corporate Governance Committee consisted of Mr. Bjork, Mr. Kelsey and Mr. Niebla. As a result of these actions, the Compensation Committee and the Nominating and Corporate Governance Committee are comprised entirely of independent directors.

Board and Annual Shareholder Meeting Attendance

During 2011, the Board of Directors held six regular meetings. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of any committee(s) on which he or she served. Except for irreconcilable conflicts, directors are expected to attend the annual meeting of shareholders. The annual meeting attendance policy is a part of Granite's Board of Directors Corporate Governance Guidelines and Policies and is posted on Granite's website. See "Granite Website" on page 16. All nine directors attended Granite's 2011 Annual Meeting of Shareholders.

Communications with the Board

Any shareholder or other interested party wishing to communicate with the Board of Directors, or any particular director, including the Chairman of the Board or the Lead Director, if there is one, can do so by following the process described in the Communications with the Board of Directors Policy. The policy is posted on Granite's website. See "Granite Website" on page 16.

Corporate Governance Guidelines and Policies

Granite's Board of Directors is subject to the Board of Directors Corporate Governance Guidelines and Policies. The Board of Directors Corporate Governance Guidelines and Policies is available on our website. See "Granite Website" on page 16.

Code of Conduct

Granite's Code of Conduct applies to all Granite employees, including the Chief Executive Officer and the Chief Financial Officer, and to all directors, including the Chairman of the Board. The Code of Conduct is available on Granite's website. We will also post any amendments to the Code of Conduct, or waivers of the application of provisions of the Code of Conduct to any of our directors or executive officers, on our website. See "Granite Website" on page 16.

Granite Website

The following charters and policies are available on Granite's website at www.graniteconstruction.com at the at the "Corporate Governance" site under "Investors": the Audit/Compliance Committee Charter, the Nominating and Corporate Governance Committee Charter, the Compensation Committee Charter, the Board of Directors Corporate Governance Guidelines and Policies, the Board of Directors' Nomination Policy, and the Communication with the Board of Directors Policy. You can also obtain copies of these charters and policies, without charge, by contacting Granite's Investor Relations Department at 831.724.1011. The Code of Conduct is available on Granite's website at www.graniteconstruction.com at the "Our Company" site under "Code of Conduct." You can obtain a copy of the Code of Conduct and any amendments to the Code of Conduct, without charge, by contacting Granite's Human Resources Department at 831.724.1011.

Executive and Director Compensation and Other Matters

Compensation Discussion and Analysis

Objective of the Compensation Program

The market for executive talent is highly competitive and the objective of our compensation program is to attract and retain talented, creative, and experienced executives with the skills and leadership qualities necessary to compete in the marketplace, deliver consistent financial performance and grow shareholder value. The Compensation Committee believes that an effective way to enhance Granite's performance is through variable compensation structured to align with the Company’s short and long-term performance objectives.  Key elements of the program are as follows:

●	Market competitive base salaries, with the 50th percentile of comparable positions in the market as the starting point;

●	Actual pay levels reflecting market data, individual experience, tenure and ability to impact business and financial results;

●	Short-term and long-term goals aligned with the best interests of shareholders, with cash and stock-based incentives earned upon the attainment of pre-established financial and non-financial goals;

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A comprehensive benefits program which is available to all salaried employees and includes: medical, dental, vision, life, accidental death and dismemberment insurance, short-term and long-term disability insurance, paid vacation, holiday pay, and a program offering periodic medical examinations; and

●	Eligibility, along with other management employees, to participate in our Non-Qualified Deferred Compensation ("NQDC") Program.

Executive Officer Compensation Program

During fiscal year 2011, we conducted our first “Say on Pay” shareholder advisory vote, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Securities Exchange Commission (“SEC”) rules.  This resulted in the approval of our 2010 compensation of the Named Executive Officers by more than 97% of the votes cast.  In addition to this endorsement by our shareholders of our executive compensation programs and practices, management values the views of our largest institutional shareholders and proxy advisory firms on our compensation practices and disclosures.  Both the voting results and the other expressions of views were taken into consideration in planning for fiscal year 2012 compensation.

The key components of the 2011 program for compensating our Named Executive Officers are as follows:

●	Adjustments to align total direct compensation closer with market median levels if deemed necessary by the Compensation Committee;

●	A stand-alone Annual Incentive Plan (“AIP”) with Return on Net Assets (“RONA”), Operating Cash Flow (“OCF”), Safety and Strategic Objectives as the key performance measures;

●
A Long-Term Incentive Plan (“LTIP”) that includes a performance-based component and a service-based component.  For LTIP performance periods starting in 2011, the performance measures are Relative Total Shareholder Return (“TSR”) and Economic Profit (“EP”);

●	Incentive compensation opportunity determined on the basis of three separate performance levels — threshold, target and maximum; and

●	Stock ownership guidelines.

The specific provisions of the compensation opportunity, plan design, and performance objectives are described in greater detail in the remainder of this Compensation Discussion and Analysis.

Role of the Compensation Committee and Chief Executive Officer in Determining Executive Compensation

The Compensation Committee is actively engaged in the design and approval of all elements of the compensation program for our executive officers. Compensation and potential payouts are determined with assistance and recommendations from the independent compensation consultant named below. The Compensation Committee determines the compensation of the Chief Executive Officer. The annual salary levels, incentive compensation targets and potential payouts of the other executive officers are determined by the Compensation Committee based on recommendations of the Chief Executive Officer and compensation consultant. See also "Information About the Board of Directors and Corporate Governance — Committees of the Board — Compensation Committee" on page 10.

Role of the Compensation Consultant

The Compensation Committee has retained Mercer as its compensation consultant to provide information, analysis, and advice with regard to executive officer compensation. Representatives of the compensation consultant attend Compensation Committee meetings and provide guidance and expertise on competitive pay practices and plan designs that are consistent with the key objectives of the compensation program. See also "Information About the Board of Directors and Corporate Governance — Role of the Compensation Consultant" on page 11.

Market Data Considered in Determining Executive Compensation

The Compensation Committee reviews available industry compensation data to establish competitive compensation levels which will reward our executive officers if performance targets are achieved. Benchmark data is obtained from the following three sources:

●	A peer group of nine public companies representing the construction engineering and construction materials industries;

●	Private company data for companies in the engineering and construction industries; and

●	A broad industrial comparator group.

The data from the peer group of nine public companies is used by the Compensation Committee to establish base salary, target total cash and long-term incentive compensation levels.

The private company and broad industrial market data is used as an additional reference point in establishing compensation levels.

Peer Group of Nine Public Companies

The nine public companies selected for the peer group are in the construction, engineering and/or construction materials industries and compete for executive talent in the same market as Granite. The table below names each of the companies and its respective annual revenues and total assets for its 2011 fiscal year.

Company Name	Revenues ($ Millions)	Total Assets ($ Millions)
Chicago Bridge & Iron	$3,642	$2,910
Dycom Industries Inc.	$989	$680
Emcor Group Inc.	$5,121	$2,756
Martin Marietta Materials	$1,783	$3,075
McDermott International Inc.	$2,404	$2,599
Quanta Services Inc.	$3,931	$4,341
Texas Industries Inc.	$621	$1,532
Tutor Perini Corp.	$3,199	$2,779
Vulcan Materials Co.	$2,559	$8,338

Granite's fiscal 2011 revenues and total assets at December 31, 2011 were $2,010,000,000 and $1,548,000,000, respectively.

Private Company Market Data

Private company market data was provided by Analytical/FMI, a compensation consulting firm that gathers extensive compensation data for companies in the engineering and construction industries. The companies participating in the survey are companies that compete with Granite for key engineering and construction talent. The Compensation Committee selected private companies with employee headcount and revenue similar to ours. Specifically, the companies used in the benchmarking were Gilbane Building Company, Peter Kiewit Sons, Inc., TIC Holdings, Inc. and Zachry Holdings, Inc.

Broad Industrial Market Data

The broad industrial market data consisted of 39 public companies with revenues between $1 billion and $5 billion from a broad industrials comparator group.

Compensation Elements

Base Salaries

The base salaries of Mr. Case and Mr. Franich were adjusted from $275,000 to $375,000.  Mr. Donnino’s base salary was increased from $300,000 to $400,000.  The increases in salary effective January 1, 2011 were supported by comparable market data from Granite’s 2010 peer groups and reflected increased tenure in the respective positions.  No adjustments were made to the base salaries of Mr. Roberts or Ms. Krzeminski in 2011.

For amounts paid as base salary during 2011, see the Summary Compensation Table appearing on page 29.

Base Salary Positioning Chart

Named Executive Officer	Titles During 2011	2011 Base Salary	Peer Group Median	% Variance
James H. Roberts	President & Chief Executive Officer (CEO)	$500,000	$976,000	-95%
Laurel J. Krzeminski	Vice President & Chief Financial Officer (CFO)	$350,000	$488,000	-39%
Michael F. Donnino	Senior Vice President & Group Manager	$400,000	$470,000	-15%
Thomas S. Case	Vice President & Group Manager	$375,000	$470,000	-18%
John A. Franich	Vice President & Group Manager	$375,000	$470,000	-18%

Annual Incentive Compensation

Effective January 2011, it was determined that all of the Named Executive Officers would participate in the Corporate Annual Incentive Plan.  Prior to this change, Mr. Donnino’s, Mr. Case’s and Mr. Franich’s annual incentive compensation was determined by both Corporate and Group annual performance.  These changes were implemented to incentivize and reward the Group Managers by emphasizing overall company performance versus Group performance.  The weighting for Strategic Objectives was increased in 2011, it was the Compensation Committee’s belief that these changes were aligned with Granite’s focus on streamlining efficiency and resources utilization.  Each Named Executive Officer's targeted annual incentive opportunity is payable in cash and is expressed as a percentage of base salary. Actual payouts can range between 0% and 200% of target opportunity based on performance as described in more detail below.

Target Annual Incentive Opportunity

		Target Annual Incentive Opportunity
Named Executive Officer	2011 Base Salary	% of Base Salary	($)
James H. Roberts	$500,000	150%	$750,000
Laurel J. Krzeminski	$350,000	60%	$210,000
Michael F. Donnino	$400,000	75%	$300,000
Thomas S. Case	$375,000	75%	$281,250
John A. Franich	$375,000	75%	$281,250

The following table illustrates the relative weightings of 2011 Annual Incentive Plan performance measures.   Payout calculations exclude the impact of any extraordinary business activity during the incentive cycle (e.g., acquisition or restructuring).

Corporate AIP Metrics and Weightings	RONA (% of WACC) 20%	OCF Margin 30%	Strategic Metrics 40%	Corporate Safety 10%

 Return on Net Assets

RONA is calculated by dividing the adjusted net income Granite earned in the year ended December 31, 2011, by its weighted average net assets, adjusted for the purpose of calculating incentive compensation (total weighted average assets less current liabilities, long-term debt, deferred income taxes, and restructuring expenses).  In 2011 the RONA calculation was modified to include the estimated value of quarry property to be mined within the next five years in total weighted average assets.

RONA performance objectives for a given plan year are based on Granite's Weighted Average Cost of Capital ("WACC") which is defined as Granite's blended cost of debt and equity. The WACC, approved by the Compensation Committee for the purpose of calculating incentive compensation, was 8 % for 2011. The Corporate Annual Incentive Plan incorporates RONA and WACC because of the significant capital needs of the business. Granite's operations require sizable investment in capital equipment and aggregate reserves, which require periodic replacement. Accordingly, the Corporate Annual Incentive Plan is designed in part to reward high returns on the net assets employed.

In determining threshold, target and maximum RONA objectives, the Compensation Committee considers Granite's RONA history, industry comparisons, growth rate, new investments in the business, cost of capital, and current market conditions. The RONA objectives are reviewed and approved annually by the Compensation Committee, as is the amount of incentive compensation that can be earned by each executive officer.

 Operating Cash Flow Margin

The Operating Cash Flow ("OCF") Margin is calculated by dividing net cash flow from operating activities (as adjusted for restructuring expenses) by annual revenue. The Corporate Annual Incentive Plan incorporates OCF Margin as one of the two financial metrics because it measures our ability to maintain the operating cash necessary to replace assets, purchase assets for growth, and generate fair dividend returns to the shareholders.

Like RONA, the threshold, target and maximum OCF Margin objectives are established at levels that the Compensation Committee considers appropriate given Granite's historical performance, industry comparisons, and current market conditions. The OCF Margin objectives and associated payout levels for executive officers are reviewed and approved annually by the Compensation Committee.

Strategic Objectives

In addition to financial objectives, the Compensation Committee introduced a component to the Annual Incentive Plan that provides for payouts based on achievement of strategic objectives. Strategic objectives are reviewed and approved by the Compensation Committee on an annual basis and may change from year to year. The strategic objectives identified for each executive officer included a mix of quantitative and qualitative factors. For 2011 these included: expense reduction, new award attainment, Group level Adjusted Operating Income, leadership development and succession planning goals. The objectives may have different weighted values as agreed upon by the Compensation Committee and the CEO.

In the case of the executive officers other than the CEO, the Committee established strategic metrics and assessed their achievement based primarily on the CEO's judgment and recommendations. The establishment of strategic objectives for the CEO and assessment of his individual performance is determined by the Compensation Committee in consultation with other members of the Board of Directors.

Safety

It is our policy to honor our employees by minimizing accidents and striving to provide the safest working environment in the industry.  In 2011 Granite changed from using three separate injury rate measures to determine safety to a single safety measure, the OSHA Recordable Incident Rate (“ORIR”).  ORIR is a nationally recognized metric which enables Granite to benchmark its safety performance against the construction industry.  The safety objectives are determined based on historical performance and management’s focus to continually reduce the number of accidents.

In addition to the ORIR performance metric, the Named Executive Officers are required to attend safety training classes and conduct jobsite safety inspections.   The safety incentive may be adjusted downwards due to non-participation in safety training and failure to conduct jobsite inspections.

The ORIR target and payout levels are reviewed and approved annually by the Compensation Committee.  No safety incentive is payable in the event of a Granite employee work-related fatality during the plan year.

ORIR tracks all injuries serious enough to require OSHA documentation (i.e., those that result in medical treatment, restricted duty or lost time) and represents the number of events per 100 full-time employees.  It is calculated by multiplying the number of OSHA recordable injuries (total injuries or lost time injuries) by 200,000 (2,000 hours per employee per year x 100 employees) and dividing by the total number of hours of employee exposure.

For example, in 2011 there were 8,846,338 hours of employee exposure and there were 86 OSHA recordable injuries. The OSHA Recordable Incident Rate for 2011 was calculated as follows:

OSHA Recordable Incident Rate: 86 x 200,000 / 8,846,338 = 1.9

 2011 Annual Incentive Plan Performance Objectives and Actual Payouts

Once threshold requirements below are met, Named Executive Officers can earn between 50% and 200% of their annual target opportunity, depending upon the level of performance for financial, strategic and safety measures. Payout is zero for performance below threshold levels. Performance objectives and actual payouts for 2011 are presented below:

Performance Level	RONA	OCF Margin	Corporate Safety
Maximum	9.60%	8.5%	1.4
Target	7.20%	6.0%	2.0
Threshold	4.80%	4.5%	2.6
Actual Payout (% of target)	77%	55%	117%

Based on actual performance, individual incentives earned by the Named Executive Officers were paid on March 11, 2011, as follows:

Named Executive Officer	Target Annual Incentive	Actual Annual Incentive	Actual Annual Incentive (% of Target Opportunity)
James H. Roberts	$750,000	$636,379	85%
Laurel J. Krzeminski	$210,000	$178,113	85%
Michael F. Donnino	$300,000	$282,894	94%
Thomas S. Case	$281,250	$205,154	73%
John A. Franich	$281,250	$232,328	83%

Long-Term Incentive Compensation

In order to emphasize sustained long-term performance, all Named Executive Officers participate in the 2011 Corporate Long-Term Incentive Compensation Plan ("2011 LTIP"). The Compensation Committee reviewed peer group compensation data for comparable positions and established incentive target opportunities which approximate peer group median compensation levels.  The opportunities for the Named Executive Officers under the 2011 LTIP are presented below:

Named Executive Officer	2011 LTIP Incentive Target Opportunity
James H. Roberts	$1,500,000
Laurel J. Krzeminski	$500,000
Michael F. Donnino	$600,000
Thomas S. Case	$550,000
John A. Franich	$550,000

For the 2011 performance year, several changes were made to the LTIP program.  Total Shareholder Return (“TSR”) and Economic Profit (“EP”) were designated as individual performance measures and a Service Award feature was added to the LTIP.  The target LTIP is weighted equally between TSR, EP and the Service Award.

The table below reflects the components of the LTIP that are performance and service based with their respective weightings:

Performance Based LTIP Component	Service Based LTIP Component
2/3rds of Award Opportunity	1/3rd of Award Opportunity
Relative TSR – 50% weighting
Economic Profit – 50% weighting

TSR performance is measured in one, two and three year periods ending on December 31st of each year during the three-year performance period, with one third of the TSR award opportunity tied to performance in each of these performance periods.  EP performance is measured based on the three-year average improvement of EP over the three-year performance period from January 1, 2011 through December 31, 2013.  The Service Award component of any LTIP award is not performance-based and vests ratably over the three-year performance period.

The portion of any LTIP award relating to the TSR, EP and service component is awarded in the form of restricted stock units with time-based vesting.  The LTIP provides that restricted stock unit awards are issued pursuant to the terms and conditions of the 1999 Equity Plan.

Total Shareholder Return

The Compensation Committee believes that it is important to explicitly align executive incentives with shareholder value creation. Potential TSR payouts are based on Granite's TSR performance relative to companies in Standard & Poor's Construction Materials and Construction and Equipment classification.  The TSR award is adjusted by a percentage based on the company’s TSR rank relative to the companies in the Standard & Poor’s Construction Materials and Construction Equipment classification.  This adjustment is intended to reward executives when the shareholders' investment in Granite yields returns that are superior to comparable investments in one or more of the companies in the Standard & Poor's Construction Materials and Construction and Equipment classification.  These companies are listed below:

●	Dycom Industries Inc.	●	Aegion Corporation (formerly Insituform Technologies)	●	Shaw Group Inc.
●	Emcor Group Inc.	●	Jacobs Engineering Group Inc.	●	Texas Industries Inc.
●	Fluor Corp.	●	Martin Marietta Materials	●	URS Corp.
●	Headwaters Inc.	●	Quanta Services Inc.	●	Vulcan Materials Co.

Total Shareholder Return - Funding Mechanism

Rank	Payout (% of Target)
1 -2 of 13	200%
3 of 13	180%
4 of 13	160%
5 of 13	140%
6 of 13	120%
7 of 13	100%
8 of 13	83.3%
9 of 13	66.7%
10 of 13	50%
11 -13 of 13	0%

Total Shareholder Return Performance Calculation

TSR is calculated by dividing (i) the sum of the closing price on the last trading day of the performance period and all dividends and per-share cash equivalents paid during the performance period, by (ii) the closing price on the day before the first day of the performance period.  In establishing TSR as a separate performance metric, the Committee determined to measure TSR performance over one, two and three year periods starting in 2011.  One third of the TSR award opportunity will be tied to performance in each of these performance periods.  This provides for a payout opportunity under the 2011 TSR award in each of the following three years;

TSR Performance Period	Award Opportunity	Payout Timing (if award earned based on performance)
January 1, 2011 – December 31, 2011	1/3rd of 2011 TSR Award	Q1 2012
January 1, 2011 – December 31, 2012	1/3rd of 2011 TSR Award	Q1 2013
January 1, 2011 – December 31, 2013	1/3rd of 2011 TSR Award	Q1 2014

Economic Profit

In addition to TSR, the LTIP incorporates Economic Profit (“EP”) because of the significant capital needs of the business and the Compensation Committee's objective of creating long-term economic value for shareholders. Understanding how value is created is a key component to implementing an effective strategy and EP provides a framework for evaluating value creation across the portfolio, allocating capital across the portfolio, understanding and quantifying competitive advantage, understanding investor expectations, and developing value growth strategies. EP is based on the economic concept of earning a return on capital invested relative to Granite's cost of capital. The Compensation Committee approved the use of EP in the LTIP to focus our executives' long-term efforts on generating appropriate returns on the company assets which are a key driver of Granite's business. This is intended to ensure that executive efforts are aligned with the interests of shareholders.

EP is to be measured on a forward looking basis for the performance period from January 1, 2011 through December 31, 2013.  Payment at the end of the performance period will be determined on the three-year average improvement of EP over the performance period.  The 2011 EP goals were determined based upon average improvement of EP with December 31, 2010 as the baseline (excluding restructuring costs) from which to measure average EP improvement over the three-year performance period.

Economic Performance – Funding Mechanism

Level	EP Improvement from (a) December 31, 2010 to (b) January 1, 2011 – December 31, 2013 (3-year average)	Payout (% of Target)
Maximum	+ $147 million and 2013 EP > 0	200%
Target	+ $123 million and 2013 EP > 0	100%
Threshold	+ $112 million and 2013 EP > 0	50%
Below	+ <$112 million or 2013 EP < 0	0%

In each year of the three-year performance period EP is calculated as follows:

EP = Net Income - (Average Net Assets x WACC)

For purposes of EP, Net Assets is defined as total assets less non-interest bearing liabilities and non-controlling interests. A four quarter average of the ending balance of each quarter’s Net Assets is used to determine Average Net Assets.

Payout calculation for any long-term incentive cycle excludes the impact of any extraordinary business activity during an active long-term incentive cycle (e.g., acquisition or restructuring). The EP performance target for the long-term incentive cycle will be adjusted accordingly.

In determining threshold, target and maximum EP objectives, the Compensation Committee considers Granite's historical EP performance, financial forecasts, industry comparisons, cost of capital, and current market conditions. The EP targets are reviewed and approved annually by the Compensation Committee.

Service Award

A service award was added to the Long Term Incentive Plan based on the Compensation Committee’s belief that granting of Restricted Stock Unit awards assist in maintaining competitive levels of compensation, encourages the continued retention of key management and aligns the interest of Named Executive Officers with that of the shareholders. Service Awards are not performance-based and vest ratably over three years.

2011 Long-Term Incentive Plan Payouts

Granite’s one year TSR ranking as of December 31, 2011 was 6 out of 13 companies resulting in the earned awards presented in the table below.

Named Executive Officer	Target TSR Incentive	Actual TSR Incentive	Restricted Stock Units Awarded (1)
James H. Roberts	$167,000	$200,040	7,644
Laurel J. Krzeminski	$56,000	$66,661	2,547
Michael F. Donnino	$67,000	$80,002	3,057
Thomas S. Case	$61,000	$73,327	2,802
John A. Franich	$61,000	$73,327	2,802

(1)  The number of restricted stock units awarded is calculated by dividing the actual long term incentive value by $26.17 which was the average stock price in January 2011.

Service Awards Paid in 2011

Named Executive Officer	Service Award	Restricted Stock Units Awarded(1)
James H. Roberts	$500,000	17,749
Laurel J. Krzeminski	$166,700	5,918
Michael F. Donnino	$200,000	7,100
Thomas S. Case	$183,370	6,509
John A. Franich	$183,370	6,509

(1)	The number of restricted stock units awarded is calculated by dividing the service award by the closing stock price of $28.17 on March 11, 2011.

Policy Regarding Recovery of Award if Basis Changes Because of Restatement

If the basis upon which a previous compensation award was made is determined to have been in error due to a restatement of a prior year's financial results, it is Granite's policy to either recover the amount overpaid or to hold the overpayment as an offset against future incentive compensation earned. There were no adjustments to calculations that affected incentive compensation calculated or paid in 2011.

Stock Ownership Guidelines

Our Board of Directors has adopted Stock Ownership Guidelines to align the interests of Granite's executive officers with the interest of shareholders and to promote Granite's commitment to sound corporate governance. Executive officers are expected to own and hold a minimum number of shares of Granite common stock based on relevant market standards.  Stock ownership guidelines are determined as a multiple of the executive officer's base salary, and are as follows:

●	Chief Executive Officer: 3 x annual base salary

●	Other Executive Officers: 1.5 x annual base salary

Minimum stock ownership levels are to be achieved within five years following the later of the May 13, 2009 adoption of the Stock Ownership Guidelines and the date an individual becomes an executive officer. Compliance with the guidelines is reviewed by the Compensation Committee on an annual basis. Shares that count toward the satisfaction of the guidelines include:

●	Shares owned outright by the executive officer or his or her immediate family members residing in the same household, whether held individually or jointly;

●	Shares represented by restricted stock awards or units where the restrictions have lapsed;

●	Shares held for the executive officer's account in the Employee Stock Ownership Plan (“ESOP”); and

●	Shares held in trust for the benefit of the executive officer or his or her family.

Until the applicable guideline is achieved, the executive officer is required to retain an amount equal to 25% of net shares received as a result of the vesting of restricted stock or restricted stock units through Granite's stock incentive plans.

Non-Qualified Deferred Compensation (NQDC)

Granite offers its executive officers and other key executives participation in the Granite Construction Key Management Deferred Compensation Plan II (the "NQDC"), which:

●	Allows key executives to defer incentive compensation and ESOP dividends. Executive officers can defer up to 100% of their annual cash bonus and ESOP dividends.

●
Allows participants to choose from a menu of investment options. Granite determines the investment options for the NQDC menu and may add or remove investment options based on a review of the performance of the particular investment.

●
Includes a Rabbi Trust funded with historical deferrals over a four-year period beginning October 2008. All new deferrals will be held in the Trust. By holding the assets within a trust, participants have a measure of added security that future benefit obligations will be satisfied.

●
Includes an option under which participants can voluntarily direct Granite to purchase life insurance on their behalf and are eligible for a survivor benefit equal to one year's base salary payable in the event of death. The survivor benefit is payable only while the participant is employed with Granite.

Other Compensation

Our Named Executive Officers (“NEOs”) are eligible to participate in the 401(k) Plan.  In 2011, Granite’s policy of matching contributions of up to 6% of IRS qualified compensation was suspended.  Prior to September 15, 2011, the Named Executive Officers were provided insurance for personal and auto liability, as well as auto physical damage and umbrella liability.  To reduce exposure to insurance risk, insurance coverage was cancelled effective September 15, 2011.  NEOs are required to maintain a $5,000,000 personal umbrella liability insurance policy to guarantee adequate coverage while conducting company business.  To offset the loss of the additional liability insurance benefit and reimburse the NEOs for the costs incurred to purchase and maintain the required personal umbrella liability insurance policy, an increase to the NEOs vehicle allowance from $1,000 per month to $1,417 per month was approved by the Compensation Committee.

Impact of Accounting and Tax Treatments of a Particular Form of Compensation

Granite provides certain stock-based compensation under the 1999 Equity Plan, which is accounted for under FASB Accounting Standard Codification Topic 718 (revised 2004), "Share-Based Payment." Restricted stock compensation cost is measured as the stock's fair value based on the market price at the date of grant. Restricted stock compensation cost is recognized on a prorated basis over the vesting period or the period from the grant date to the first maturity date after the holder reaches age 62 and has completed certain specified years of service, at which time all restricted shares become fully vested.

Salary and cash incentive payments and deferred compensation are taxable to the executive officers in the year they are paid.  Restricted stock incentives are taxable income to the executive officer and provide an income tax deduction for Granite in the year the stock vests.  Granite expenses salary and cash incentive payments in the year they are paid to the employee for tax purposes.

In connection with its determination of the various elements of compensation for our executive officers, the Compensation Committee takes into account the impact of Section 162(m) of the Internal Revenue Code on the deductibility of compensation for federal income tax purposes.  Section 162(m) limits the deductibility of "nonperformance-based" compensation paid to our principal executive officer and our next four highest paid individuals, other than our principal financial officer, to $1 million annually.  Some of the elements of our executive compensation package, including certain payments under our Corporate Annual Incentive Plan, are intended to qualify as "performance-based" compensation, which is exempt from the limitation on deductibility under Section 162(m).  The Compensation Committee has the discretion to design and implement elements of executive compensation that may not qualify as "performance based" compensation and to approve compensation packages for individual executive officers that may not be fully deductible.

Change-in-Control Arrangements

All of our Named Executive Officers, along with seven key employees approved by the Compensation Committee, are participants in the Executive Retention and Severance Plan. The purpose of the plan is to:

●
Provide an incentive to the existing management to remain with Granite during a potential change in control in order to obtain the best terms for the shareholders or to assure Granite's viability in executing its strategy if Granite remains independent; and

●	Attract and retain executives by reducing their concerns regarding future employment following a change incontrol.

The Executive Retention and Severance Plan provides that if a participant’s employment with Granite is terminated by Granite within three years after a "change in control" of Granite other than for cause, or if the participant resigns from such employment within three years after a “change in control” of Granite for "good reason," the participant will be entitled to the following benefits:

●	A lump sum payment equal to three times the participant’s annual base salary rate in effect immediately prior to the participant’s termination;

●
A lump sum payment equal to three times the average of the aggregate of all annual incentive bonuses earned by the participant for the three fiscal years immediately preceding the fiscal year of the change in control;

●
A lump sum payment equal to the average of the aggregate annual employer contribution, less applicable withholding, made on behalf of the participant for the three fiscal years preceding the fiscal year of the change in control to the ESOP, 401(k) Plan, and any other retirement plan in effect immediately prior to the change in control;

●
A lump sum payment equal to three times the average annual premium cost for group health, life, and long-term disability benefits, provided for the three fiscal years preceding the fiscal year of termination;

●	Accelerated vesting of equity awards in accordance with the provisions contained in such plans; and

●	Reasonable professional outplacement services for the participant until the earlier of two years following the date of termination or the date on which the participant obtains employment.

The amount of payment made to the terminated participant will not exceed, and will be reduced if required in order not to exceed, the "Safe Harbor" amount allowable under Section 4999 of the Internal Revenue Code.

The Compensation Committee has approved changes to the Executive Retention and Severance Plan that are believed to be in alignment with emerging best practices. The benefits provided to current participants under the Executive Retention and Severance Plan were not changed. Benefits to new participants will be dependent upon their level of responsibility within the organization and would have reduced severance multiples as follows:

Position	Severance Multiple
Chief Executive Officer	2.99x
Senior Vice President / Chief Financial Officer	2x
Other Officers	1x

●
A "change-in-control" is defined as (i) a merger, consolidation or acquisition of Granite where our shareholders do not retain a majority interest in the surviving or acquiring corporation; (ii) the transfer of substantially all of our assets to a corporation not controlled by Granite or its shareholders; or (iii) the transfer to affiliated persons of more than 30% of our voting stock, which leads to a change of a majority of the members of the Board of Directors; and

●
"Good reason" means (i) a material diminution in the participant's authority, duties or responsibilities, causing the participant's position to be of materially lesser rank or responsibility within Granite or an equivalent business unit of its parent; (ii) a decrease in the participant's base salary rate; (iii) relocation of the participant's work place that increases the regular commute distance between the participant's residence and work place by more than 30 miles (one way); or (iv) any material breach of the plan by Granite with respect to the participant during a change-in-control period.

A change-in-control will also affect restricted stock earned under the 1999 Equity Plan. The Executive Retention and Severance Plan provides that if the surviving successor or acquiring corporation does not either assume outstanding restricted stock awards or substitute new restricted stock awards having an equivalent value, the Board of Directors will provide that any restricted stock awards otherwise unvested will be immediately vested in full.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" contained in this proxy statement. Based on such review and discussions, the Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this proxy statement and incorporated by reference into Granite's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Members of the Compensation Committee:

Rebecca A. McDonald, Chair	Claes G. Bjork	William H. Powell

This Report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this Report of the Compensation Committee by reference therein.

Summary Compensation Table
2011

The following table summarizes, for the years specified, the compensation for our Chief Executive Officer, our Chief Financial Officer and for the three other most highly compensated executive officers for the fiscal year ended December 31, 2011.

Named Executive Officer and Position (a)	Year (b)	Salary (c)	Stock Awards(1) (d)	Non-Equity Incentive Plan Compensation(2) (e)	All Other Compensation(3) (f)	Total (g)
James H. Roberts	2011	$500,000	$500,000	$636,379	$122,789	$1,759,168
President & CEO	2010	$393,754	$318,743	$194,444	$134,921	$1,041,862
(Principal Executive Officer)	2009	$316,667	$697,730	$330,563	$126,758	$1,471,718

Laurel J. Krzeminski	2011	$350,000	$166,700	$178,113	$38,195	$733,008
Vice President & CFO	2010	$251,932	$118,188	$56,817	$62,670	$489,607
(Principal Financial Officer)

Michael F. Donnino	2011	$400,000	$200,000	$282,894	$57,483	$940,377
Senior Vice President	2010	$285,000	$294,235	$142,725	$71,068	$793,028
and Group Manager	2009	$300,000	$568,063	$414,923	$77,223	$1,360,209

Thomas S. Case	2011	$375,000	$183,370	$205,154	$49,631	$813,155
Vice President	2010	$261,250	$31,187	$95,104	$65,123	$452,664
and Group Manager

John A. Franich	2011	$375,000	$183,370	$232,328	$40,176	$830,874
Vice President	2010	$261,250	$30,055	$70,778	$53,933	$416,016
and Group Manager

(1) The awards in column (d) reflect (i) for 2011 the grant date fair value of stock awards granted for service in the stated year pursuant to the Service Award feature of the LTIP, and (ii) for 2010 and 2009 the grant date fair value of stock awards granted in the stated year based on performance in the prior year pursuant to the performance-based components of the LTIP.  The grant date fair value is determined in accordance with Financial Accounting Standards Code Topic 718, without regard to potential forfeitures. For additional information about the assumptions used in these calculations, see Note 14 to the audited consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011. Please refer to the "Compensation Discussion and Analysis — Compensation Elements — Long Term Incentive Compensation" beginning on page 22 for a detailed explanation of the 2011 Long Term Incentive Plan.

(2) The amounts in column (e) reflect (i) for 2011, the cash awards earned for performance in 2011 and paid in March 2012; for 2010, the cash awards earned for performance in 2010 and paid in March 2011; and (ii) for 2009, cash awards earned for performance in 2009 and paid in March 2010.  For a detailed explanation of cash awards for performance in 2011, see "Compensation Discussion and Analysis — Compensation Elements — Annual Incentive Compensation" beginning on page 19.

(3) Please refer to the Other Compensation Table below for details with respect to all other compensation.

Other Compensation Table
2011

Named Executive Officer (a)	401(k) Match(1) (b)	Dividends(2) (c)	Nonqualified Deferred Company Contributions(3) (d)	Vehicle Allowances(4) (e)	Insurance(5) (f)	Other (g)	Total (h)
James H. Roberts	-	$89,881	-	$13,668	$19,240	-	$122,789
Laurel J. Krzeminski	-	$5,287	-	$13,668	$19,240	-	$38,195
Michael F. Donnino	-	$29,640	-	$13,668	$14,175	-	$57,483
Thomas S. Case	-	$16,723	-	$13,668	$19,240	-	$49,631
John A. Franich	-	$7,475	-	$13,668	$19,033	-	$40,176

(1)  Effective January 1, 2011, Granite’s policy of matching contributions of up to 6% of IRS qualified compensation was suspended, and therefore no 401(k) matching contributions were made during the fiscal year 2011.

(2)  The amounts in column (c) reflect both Restricted Stock and ESOP Dividends paid to Messrs. Roberts, Donnino, Case and Franich, and Restricted Stock Dividend Equivalent Units paid to Ms. Krzeminski

(3)  The amounts in column (d) reflect the company matching contribution.  Effective January 1, 2011, Granite’s policy of matching contributions of up to 6% on the first $100,000 of the employee’s deferral was suspended.

(4)  The amounts in column (e) reflect the vehicle allowances provided to the Named Executive Officers. For a detailed explanation, please refer to “Other Compensation” on page 26.

(5)  The amounts in column (f) reflect the company expense for medical, dental, vision, life, and long-term disability insurance.

Grants of Plan-Based Awards Table
2011

The following table provides additional information about incentive plan awards and other equity awards granted to our Named Executive Officers during the year ended December 31, 2011.

Named Executive Officer (a)	Grant Date (b)	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Stock Units (i)		Grant Date Fair Value of Stock Awards (j)
		Threshold (c)	Target (d)	Maximum (e)	Threshold (f)	Target (g)	Maximum (h)
James H. Roberts	-	$375,000	$750,000	$1,500,000	-	-	-	-		-
	-	-	-	-	-	$1,500,000	$2,500,000	-		-
	03/11/2011	-	-	-	-	-	-	17,749	(3)	$500,000
Laurel J. Krzeminski	-	$105,000	$210,000	$420,000	-	-	-	-		-
	-	-	-	-	-	$500,000	$834,000	-		-
	03/11/2011	-	-	-	-	-	-	5,918	(3)	$166,700
Michael F. Donnino	-	$150,000	$300,000	$600,000	-	-	-	-		-
	-	-	-	-	-	$600,000	$1,000,000	-		-
	03/11/2011	-	-	-	-	-	-	7,100	(3)	$200,000
Thomas S. Case	-	$140,500	$281,000	$563,000	-	-	-	-		-
	-	-	-	-	-	$550,000	$934,000	-		-
	03/11/2011	-	-	-	-	-	-	6,509	(3)	$183,370
John A. Franich	-	$140,500	$281,000	$563,000	-	-	-	-		-
	-	-	-	-	-	$550,000	$934,000	-		-
	03/11/2011	-	-	-	-	-	-	6,509	(3)	$183,370

(1) Amounts in columns (c) through (e) reflect threshold, target and maximum incentives, as applicable, under the 2011 Annual Incentive Plan.  Under the 2011 Annual Incentive Plan, each Named Executive Officer had the ability to earn 50% - 200% of his or her target annual incentive compensation based on the level (from below threshold to maximum) of achievement of performance goals.  For a more detailed discussion of annual incentive compensation and the payout actually received by each Named Executive Officer under the 2011 Annual Incentive Plan, see "Compensation Discussion and Analysis — Compensation Elements — Annual Incentive Compensation" beginning on page 19 and "Compensation Discussion and Analysis — Compensation Elements — Annual Incentive Compensation — 2011 Annual Incentive Plan Performance Objectives and Actual Payouts" beginning on page 21.

(2) Amounts in columns (f) through (h) reflect the threshold, target and maximum award amounts applicable to the performance based (TSR and EP) components of our 2011 Long Term Incentive Plan (“LTIP”).  Each Named Executive Officer has the ability to earn from 0% to 200% of the TSR and EP components of the LTIP.  Any payouts under the plan are made in the form of restricted stock units.  Payouts on the performance based components of the LTIP are made after the end of the year.  For more detailed discussion of the 2011 Long Term Incentive Plan and payouts thereunder, see “Compensation Discussion and Analysis — Compensation Elements — Long Term Incentive Compensation” beginning on page 22.

 (3) The restricted stock units granted on March 11, 2011 reflect the service awards granted under the LTIP.  The number of restricted stock units granted is calculated by dividing the service award by the closing price of our common stock of $28.17 on the date of the grant.  The restricted stock units granted to each individual vest in three equal annual installments beginning on March 11, 2012.  The holders of restricted stock units are entitled to receive dividends equivalent units in lieu of cash dividends declared by the Board on the outstanding common stock of the Company.

Outstanding Equity Awards at Fiscal Year-End Table
2011

The following table summarizes equity awards made to the Named Executive Officers that were outstanding as of December 31, 2011.

	Stock Awards
Named Executive Officer (a)	Number of Shares or Units of Stock That Have Not Vested (1) (b)		Market Value of Shares or Units of Stock That Have Not Vested (2) (c)
James H. Roberts	39,041	(3)	$926,053
Laurel J. Krzeminski	9,749	(3)	$231,246
Michael F. Donnino	19,578	(3)	$464,390
Thomas S. Case	17,763	(3)	$421,338
John A. Franich	11,344	(3)	$269,080

(1) Upon death or disability, all of the equity awards of a Named Executive Officer would vest immediately, in which case the Named Executive Officer or his or her estate could realize the amount specified in this table.

(2) The amounts shown in column (c) are based on the December 30, 2011 closing price of our common stock of $23.72.

(3) Vesting dates for each outstanding Restricted Stock and Restricted Stock Unit awards for the Named Executive Officers are as follows:

		Number of Shares Underlying Vesting Awards
Vesting Date	Award Type	James H. Roberts	Laurel J. Krzeminski	Michael F. Donnino	Thomas S. Case	John A. Franich
2012
01/01/2012	Restricted Stock Units	-	336	-	-	-
02/29/2012	Restricted Stock	-	-	371	3,573	880
03/11/2012	Restricted Stock	3,754	332	3,465	367	354
03/11/2012	Restricted Stock Units	6,017	2,006	2,406	2,206	2,206
03/13/2012	Restricted Stock	5,754	717	4,685	2,441	2,441
04/01/2012	Restricted Stock Units	-	336	-	-	-
07/01/2012	Restricted Stock Units	-	335	-	-	-
10/01/2012	Restricted Stock Units	-	336	-	-	-
12/31/2012	Restricted Stock	7,729	-	371	-	-
2013
01/01/2013	Restricted Stock Units	-	335	-	-	-
02/28/2013	Restricted Stock	-	-	-	4,396	696
03/11/2013	Restricted Stock	3,754	332	3,466	367	354
03/11/2013	Restricted Stock Units	6,016	2,006	2,407	2,206	2,206
04/01/2013	Restricted Stock Units	-	336	-	-	-
07/01/2013	Restricted Stock Units	-	336	-	-	-
2014
03/11/2014	Restricted Stock Units	6,017	2,006	2,407	2,207	2,207

Stock Vested Table
2011

The following table reflects the number of shares our Named Executive Officers acquired upon the vesting of stock awards during 2011 and the value realized before payment of any applicable withholding tax and broker commissions.

Named Executive Officer (a)	Stock Awards
	Number of Shares Acquired on Vesting (b)	Value Realized upon Vesting (1) (c)
James H. Roberts	15,891	$419,250
Laurel J. Krzeminski	2,369	$62,324
Michael F. Donnino	8,521	$240,159
Thomas S. Case	7,296	$207,009
John A. Franich	10,572	$255,640

(1) The amounts in column (c) are based on the fair market value of our common stock on the applicable vesting date.

Nonqualified Deferred Compensation Table
2011

The following table summarizes our Named Executive Officers' compensation under our nonqualified deferred compensation plan for the year ended December 31, 2011, which is also reflected in the Summary Compensation Table above:

Named Executive Officer (a)	Executive Contribution in Last Fiscal Year(1)(2) (b)	Registrant Contributions in Last Fiscal Year(3)(4) (c)	Aggregate Earnings in Last Fiscal Year(5) (d)	Aggregate Withdrawals/ Distributions(6) (e)	Aggregate Balance at Last Fiscal Year End (f)
James H. Roberts	-	-	$(14,469)	-	$337,218
Laurel J. Krzeminski	$11,363	$682	$(177)	-	$31,179
Michael F. Donnino	$62,310	$2,569	$15,037	-	$1,231,226
Thomas S. Case	-	-	$21	-	$79,018
John A. Franich	-	-	-	-	-

(1)  The Granite Construction Key Management Deferred Compensation Plan II allows Named Executive Officers to defer equity and non-equity incentive compensation and ESOP dividends.  Participants are required to make an election each plan year with respect to the amount to be deferred, future distribution date, and form of distribution. A distribution election is irrevocable on the first day of each plan year.

 (2) Amounts included in this column are reported as compensation in the 2010 Summary Compensation Table under the columns "Non-Equity Incentive Plan Compensation."

(3) The amounts in column (c) reflect the company matching contribution.  Effective as of January 1, 2011, Granite’s policy of providing a matching contribution of 6% on the first $100,000 of employee deferral was suspended; however, matching contributions on deferral elections made prior to the suspension of the policy were made during the fiscal year 2011.  Due to the timing difference of the matching contribution, amounts in column (c) may not equal 6% of the executive contribution in column (b).

(4) Amounts included in this column are reported as compensation in the 2010 Summary Compensation Table under the column "All Other Compensation."

(5) Amounts included in this column do not include above market or preferential earnings (of which there were none) and, accordingly, such amounts are not reported in the Summary Compensation Table on page 29 as above market or preferential earnings.

(6) Amounts included in this column are distributions made pursuant to deferral elections made under the Key Management Deferred Compensation Plan II.

Potential Payments upon Termination or Change in Control

Except in the case of a change in control, Granite is not obligated to pay severance or other enhanced benefits to any of the Named Executive Officers in connection with a termination of their employment.  Upon death or disability, all of the equity awards of a Named Executive Officer would vest immediately, in which case the Named Executive Officer or his or her estate could realize the amount specified under Accelerated Equity Awards (column (e)) in the table below.

The following table sets forth an example of the potential payments and benefits under Granite's compensation and benefit plans and arrangements to which the Named Executive Officers would be entitled upon termination of employment under certain circumstances within three years following a change in control of Granite. The amounts set forth in the table are based on the assumption that such termination event occurred on the last business day of fiscal year 2011.

Named Executive Officer (a)	Cash Severance Payment(1) (b)	Insurance Benefits(2) (c)	Other Compensation(3) (d)	Accelerated Equity Awards(4) (e)	Total (f)
James H. Roberts	$1,887,129	$17,760	$9,500	$926,053	$2,840,442
Laurel J. Krzeminski	$1,166,428	$16,926	$6,685	$231,246	$1,421,285
Michael F. Donnino	$1,480,181	$14,533	$9,500	$464,390	$1,968,604
Thomas S. Case	$1,302,933	$17,760	$12,341	$421,338	$1,754,372
John A. Franich	$1,304,241	$17,727	$11,321	$269,080	$1,602,369

 (1) The amounts in column (b) reflect a lump sum payment equal to (i) three times the annual average of the aggregate annual incentive bonuses earned for the three fiscal years preceding the fiscal year of the change in control plus (ii) three times the annual base salary rate in effect immediately prior to the termination.

(2) The amounts in column (c) reflect the lump sum equal to three times the average annual cost to Granite of the Named Executive Officer's group insurance benefits, such as life, health and long-term disability, for the three fiscal years ending before the date of termination.

(3) The amounts in column (d) reflect a lump sum payment equal to three times the annual average cash equivalent of contributions which were made on behalf of the Named Executive Officer for the three fiscal years ending before the date of termination to the ESOP, 401(k) Plan and any other retirement plan provided by Granite and in effect as of the date of termination. This amount does not include additional amounts that may be payable for reasonable professional outplacement services for the Named Executive Officer to which the Named Executive Officer is entitled under the plan until the earlier of (i)
two years following the date of termination and (ii) the date on which the Named Executive Officer obtains other employment.

(4) In the event of a change in control, if the acquiring person does not assume or replace outstanding equity awards, all non-exercisable, unvested or unpaid portions of the outstanding equity awards would become immediately exercisable and fully vested. If the Named Executive Officer's service is terminated under certain circumstances within 12 months following a change in control, the exercisability, vesting, and payment of the outstanding equity awards would be accelerated effective immediately as of the date of termination. The amounts in column (e) reflect the outstanding equity awards valued at the December 30, 2011 closing price of our common stock of $23.72.

Director Compensation

Stock Ownership

Effective November 5, 2009, all existing non-employee directors were required within five years to own and maintain two times their annual cash compensation from Granite in Granite common stock. All future non-employee directors are required to own and maintain two times their annual cash compensation from Granite in Granite common stock within five years after joining the Board.

Cash and Equity Compensation Policy

Granite's non-employee directors receive annual cash retainers and equity grants as set forth in the table below.  Key highlights of the director compensation program are as follows:

●	Cash retainers are paid in quarterly installments. No additional fees are paid for attendance at meetings whether in person or telephonically;

●	The Chairman of the Board's retainer is inclusive of all Committee retainers; and

●
Directors, other than the Chairman of the Board, receive an annual grant of Restricted Stock Units valued at $82,500 on the date of grant. The Chairman of the Board receives an annual grant of Restricted Stock Units equal to $150,000 in value on the date of grant. All Restricted Stock Units vest in full on the first anniversary of the date of grant (typically May 20th of each year).

Annual Board Retainers
Member	$70,000
Chairman of the Board	$150,000

Annual Committee Retainers
Audit	$5,000
Audit Chair	$15,000
Nominating and Corporate Governance	$5,000
Nominating and Corporate Governance Chair	$10,000
Compensation	$5,000
Compensation Chair	$12,000
Strategic Planning	$3,000
Strategic Planning Chair	$8,000
Executive	$5,000

Annual Equity Grants
Member	$82,500	Restricted Stock Units
Chairman of the Board	$150,000	Restricted Stock Units

Director Compensation Table
2011

The following table presents the compensation provided by Granite to our directors for the year ended December 31, 2011.

Name (a)	Fees Earned or Paid in Cash(1) (b)	Unit Award(2) (c)	All Other Compensation(3) (d)	Total (e)
Claes G. Bjork(4)	$93,500	$82,500	$1,928	$177,928
James W. Bradford, Jr.	$89,750	$82,500	$3,089	$175,339
Gary M. Cusumano	$78,500	$82,500	$2,325	$163,325
William G. Dorey	$77,250	$82,500	$10,430	$170,180
David H. Kelsey(4)	$93,750	$82,500	$3,743	$179,993
Rebecca A. McDonald	$97,750	$82,500	$5,094	$185,344
J. Fernando Niebla(4)	$83,000	$82,500	$5,398	$170,898
William H. Powell	$150,000	$150,000	$3,505	$303,505
David H. Watts(5)	$39,000	-	$33,095	$72,095

 (1) The amount in column (b) reflects the annual cash retainer paid to non-employee directors for the year ended December 31, 2011.  In 2011 each non-employee director was paid an annual retainer as a member of the Board and additional retainers for participation as a member of a Board committee. The cash retainer was paid quarterly in equal payments; no meeting fees were paid.

(2) The amounts in column (c) reflect the grant date fair market value of the 2011 Restricted Stock Unit awards. The grant date fair value is determined in accordance with Financial Accounting Standards Code Topic 718, without regard to potential forfeitures. For additional information about the assumptions used in these calculations, see Note 14 to the audited consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011. These awards have a one year vesting schedule. On May 20, 2011, Messrs. Bjork, Bradford, Cusumano, Dorey, Kelsey and Niebla and Ms. McDonald received an annual grant of 3,029 Restricted Stock Units with a grant date fair market value of $27.24 per share. As Chairman of the Board, Mr. Powell received a grant of 5,507 Restricted Stock Units with a grant date fair market value of $27.24 per share. As of December 31, 2011: Mr. Bjork had an outstanding balance of 8,216 options and 3,066 Restricted Stock Units; Mr. Bradford had an outstanding balance of 3,163 options, 760 deferred units and 4,112 Restricted Stock Units; Mr. Cusumano had an outstanding balance of 1,268 options, and 3,066 Restricted Stock Units; Mr. Dorey had an outstanding balance of 12,187 deferred performance units and 3,066 Restricted Stock Units; Mr. Kelsey had an outstanding balance of 5,973 options, 1,779 deferred units and 4,112 Restricted Stock Units; Ms. McDonald had an outstanding balance of 4,593 options, 4,927 deferred units, and 3,066 Restricted Stock Units; Mr. Niebla had an outstanding balance of 7,497 options, 3,024 deferred units and 5,967 Restricted Stock Units; and Mr. Powell had an outstanding balance of 5,575 Restricted Stock Units.

 (3) Column (d) includes dividends on restricted stock and the cash value of dividend equivalents from deferred units in prior years and restricted stock units.

(4) The Granite Construction Key Management Deferred Compensation Plan II allows non-employee directors to defer receipt of their annual cash retainer and Restricted Stock Unit awards into the Nonqualified Deferred Compensation Plan (in which case, the Restricted Stock Units are referred to as "deferred units"). Granite does not provide a matching contribution to non-employee director deferrals. Participants are required to make an election each plan year with respect to the amount to be deferred, future payment date and form of distribution. A distribution election is irrevocable on the first day of each plan year.  Mr. Kelsey deferred 100% of both his annual cash retainer and Restricted Stock Unit awards into the Key Management Deferred Compensation Plan II.  Mr. Bjork deferred 100% of his Restricted Stock Unit award into the Key Management Deferred Compensation Plan II.  Mr. Niebla deferred a 100% of his annual cash retainer into the Key Management Deferred Compensation Plan II.  Messrs. Bradford, Cusumano, Dorey, Powell, Watts and Ms. McDonald made no deferrals of their annual cash retainers or Restricted Stock Units into the Key Management Deferred Compensation Plan II.

(5) Effective May 20, 2011, Mr. Watts retired from the Board of Directors.  During 2011, Mr. Watts received cash payments for the first and second quarters, however he did not receive a 2011 Restricted Stock Unit Award.

Stock Ownership of Beneficial Owners and Certain Management

The following table provides information regarding the ownership of our common stock as of March 1, 2012 by each person known to us to beneficially own 5% or more of our common stock, each of our directors and nominees, each of our Named Executive Officers, and all of our current directors and executive officers as a group.

Name	Amount and Nature Beneficial Ownership(1)	Percentage (%) of Common Stock Outstanding(2)
Artisan Partners Holdings LP(3)	2,025,062	5.24%
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202
The Bank of New York Mellon Corporation(4)	2,287,894	5.92%
One Wall Street, 31st Floor
New York, NY 10286
BlackRock, Inc(5)	2,571,933	6.65%
40 East 52nd Street
New York, NY 10022
Franklin Advisory Services, LLC(6)	2,837,100	7.34%
One Parker Plaza, Ninth Floor
Fort Lee, NJ 07024
Janus Capital Management LLC(7)	2,464,729	6.38%
151 Detroit Street
Denver, CO 80206
Mercer Trust Company (ESOP Trust)	3,014,541	7.80%
One Investors Way
Norwood, MA 02062
Claes G. Bjork(8)	35,593	*
James W. Bradford, Jr.(9)	9,028	*
Gary M. Cusumano(10)	10,269	*
William G. Dorey(11)	215,272	*
David H. Kelsey(12)	12,688	*
Rebecca A. McDonald(13)	12,900	*
J. Fernando Niebla(14)	14,475	*
William H. Powell	40,301	*
Thomas S. Case(15)	29,206	*
Michael F. Donnino(16)	68,026	*
John A. Franich(17)	13,315	*
Laurel J. Krzeminski(18)	7,601	*
James H. Roberts(19)	174,429	*
All Executive Officers and Directors As a Group (13 Persons)(8-14,15-19)	643,102	1.66%

*Less than 1%

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Calculated on the basis of 38,647,644 shares of common stock issued and outstanding as of March 1, 2012, including 30,710 shares of common stock underlying options exercisable within 60 days of March 1, 2012 and 15,262 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 1, 2012 that are deemed outstanding in accordance with the rules of the Securities and Exchange Commission.

(3) Based upon a Schedule 13G/A filed by Artisan Partners Holdings LP (“Artisan Holdings”) with the SEC (i) the number of shares beneficially owned is as of December 31, 2011, and (ii) Artisan Holdings has shared voting power with respect to 1,936,262 shares and shared dispositive power with respect to 2,025,062 shares.  Such Schedule 13G/A notes that the shares in question were acquired on behalf of discretionary clients of Artisan Partners Limited Partnership (“Artisan Partners”), an investment advisor, and that Artisan Holdings is the sole limited partner of Artisan Partners.

(4) Based upon a Schedule 13G/A filed by The Bank of New York Mellon Corporation (“NY Mellon”) with the SEC (i) the number of shares beneficially owned is as of December 31, 2011, and (ii) NY Mellon has sole voting power with respect to 1,859,724 shares, sole dispositive power with respect to 1,965,040 shares and shared dispositive power with respect to 297,015 shares.

 (5) Based upon a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC (i) the number of shares beneficially owned is as of December 31, 2011, and (ii) BlackRock has sole voting power and sole dispositive power with respect to all 2,571,933 shares.

(6) Based upon a Schedule 13G filed by Franklin Advisory Services, LLC (“Franklin Advisory Services”) with the SEC (i) the number of shares beneficially owned is as of December 31, 2011, and (ii) Franklin Advisory Services has sole voting power with respect to 2,698,100 shares and sole dispositive power with respect to 2,837,100 shares.  Such Schedule 13G notes that (i) the securities in question are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc. (“FRI”), and that FRI may be deemed to be the beneficial owner of such shares; and (ii) Franklin Advisory Services may be deemed to be the beneficial owner of such shares through its affiliation with FRI.

(7) Based upon a Schedule 13G filed by Janus Capital Management LLC (“Janus”) with the SEC (i) the number of shares beneficially owned is as of December 31, 2011, and (ii) Janus has shared voting power and shared dispositive power with respect to all 2,464,729 shares.  Such Schedule 13G notes that (i) Janus has a direct 94.5% ownership stake in INTECH Investment Management (“INTECH”) and a direct 77.8% ownership stake in Perkins Investment Management LLC(“Perkins”), and that due to this ownership structure holdings of Granite shares by Janus, INTECH and Perkins are aggregated for purposes of such Schedule 13G  filing; and (ii) that as a result of its role as investment adviser or sub-adviser to certain  individual and institutional clients, Perkins may be deemed to be the beneficial owner of 2,464,729 Granite shares held by such individual and institutional clients.

(8) Includes 8,216 shares of common stock which Mr. Bjork has the right to acquire as of March 1, 2012 as a result of vested and exercisable options.

(9) Includes 3,163 shares of common stock which Mr. Bradford has the right to acquire as of March 1, 2012 as a result of vested and exercisable option, and 5,865 shares of common stock that Mr. Bradford holds jointly with his wife.

(10) Includes 1,268 shares of common stock which Mr. Cusumano has the right to acquire as of March 1, 2012 as a result of vested and exercisable options and 1,471 shares of common stock that Mr. Cusumano holds in trust for the benefit of his family as to which shares Mr. Cusumano and his wife share voting and investment power.

(11) Includes 197,338 shares of common stock that Mr. Dorey holds in trust for the benefit of his family as to which shares Mr. Dorey and his wife share voting and investment power.

(12) Includes 5,973 shares of common stock which Mr. Kelsey has the right to acquire as of March 1, 2012 as a result of vested and exercisable options, and 6,713 shares of common stock that Mr. Kelsey holds jointly with his wife.

(13) Includes 5,992 shares of common stock which Ms. McDonald has the right to acquire as of March 1, 2012 as a result of vested and exercisable options.

(14) Includes 7,497 shares of common stock which Mr. Niebla has the right to acquire as of March 1, 2012 as a result of vested and exercisable options.

(15) Includes 14,445 shares of common stock owned by the ESOP but allocated to Mr. Case’s account as of March 1, 2012, 7,571 shares of restricted common stock, for which Mr. Case has voting but not dispositive power, and 2,2,19 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 1, 2012. Mr. Case becomes eligible to make withdrawals of his ESOP shares when he turns 59 ½ and has completed 10 years of vesting service, at which time he can elect to withdraw from his account once during each plan year.

 (16) Includes 37,486 shares of common stock owned by the ESOP but allocated to Mr. Donnino’s account as of March1, 2012, 11,987 shares of restricted common stock, for which Mr. Donnino has voting but not dispositive power, and 2,420 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 1, 2012. Mr. Donnino becomes eligible to make withdrawals of his ESOP shares when he turns 59 ½ and has completed 10 years of vesting service, at which time he can elect to withdraw from his account once during each plan year.

 (17) Includes 211 shares of common stock owned by the ESOP but allocated to Mr. Franich’s account as of March 1, 2012, 3,845 shares of restricted common stock, for which Mr. Franich has voting but not dispositive power, and 2,219 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 1, 2012. Mr. Franich becomes eligible to make withdrawals of his ESOP shares when he turns 59 ½ and has completed 10 years of vesting service, at which time he can elect to withdraw from his account once during each plan year.

(18) Includes 1,381 shares of restricted common stock, for which Ms. Krzeminski has voting but not dispositive power, and 2,354 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 1, 2012.

 (19) Includes 127,585 shares of common stock owned by the ESOP but allocated to Mr. Roberts’ account as of March 1, 2012, 19,803 shares of common stock held jointly with his wife, 20,991 shares of restricted common stock, for which Mr. Roberts has voting but not dispositive power, and 6,050 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 1, 2012. Mr. Roberts becomes eligible to make withdrawals of his ESOP shares when he turns 59 ½ and has completed 10 years of vesting service, at which time he can elect to withdraw from his account once during each plan year.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and any persons who beneficially own more than 10% of our common stock to report ownership of, and transactions in, Granite stock with the SEC. Our executive officers, directors and any persons who beneficially own more than 10% of our common stock are required by SEC regulation to furnish to Granite with copies of all Section 16(a) reports they file.

Based solely on our review of these reports and written representations from all of our executive officers and directors that no other reports were required with respect to their beneficial ownership of our common stock during fiscal year 2011, we believe that all reporting requirements applicable to our executive officers, directors and any persons who beneficially own more than 10% of our common stock pursuant to Section 16(a) of the Exchange Act were complied with, except that, due to an administrative error, one exercise of options by Rebecca A. McDonald and one sale of stock units to cover the taxes for performance based compensation received by William G. Dorey were reported in late Form 4 filings.

Equity Compensation Plan Information

The following table contains information as of December 31, 2011 regarding stock authorized for issuance under the 1999 Equity Plan:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)(2)	Number of Securities remaining available for future issuance under equity compensation plans (excluding stock reflected in column (a)) (c)
Equity Compensation Plans approved by shareholders	441,241	$32.66	1,220,847
Equity Compensation Plans not approved by shareholders	-	-	-
Total	441,241	$32.66	1,220,847

(1) Reflects options to purchase 30,710 shares of common stock and Restricted Stock Units covering 410,531 shares of common stock.

(2) Reflects the exercise price per share of common stock purchasable upon the exercise of stock options only.

Transactions with Related Persons

Granite's legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions (transactions involving an executive officer, director, director nominee or greater than 5% beneficial owner of Granite common stock or an immediate family member of, or anyone (other than a tenant or employee) residing in the home of, an executive officer, director, director nominee or greater than 5% beneficial owner of Granite common stock). They also determine, based on the facts and circumstances, whether a related person has a direct or indirect interest in the transaction. In addition, the Board of Directors has adopted a written policy and written procedures for review and approval or ratification of related party transactions involving Granite. The policy requires the Audit/Compliance Committee's review and approval or ratification of any related party transaction (as defined in the policy) in which Granite is a participant. This includes, among other things, any related party transaction that would be required to be disclosed under the rules and regulations of the SEC.

Under the policy, the Audit/Compliance Committee reviews the material facts of all related party transactions that require the Audit/Compliance Committee's approval and either approves or disapproves of the entry into the related party transaction. If advance Audit/Compliance Committee approval of a related party transaction is not feasible, the transaction may only be entered into subject to the Audit/Compliance Committee's later approval. Thereafter, the Audit/Compliance Committee will consider the transaction, and, if the Audit/Compliance Committee determines it to be appropriate, ratify it at the next regularly scheduled meeting of the Audit/Compliance Committee. In determining whether to approve or ratify a related party transaction, the Audit/Compliance Committee takes into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person's interest in the transaction.

The Audit/Compliance Committee has determined that the following transactions shall be deemed to be pre-approved: (i) employment of an executive officer if (a) the executive officer's compensation is required to be reported in Granite's proxy statement or (b) the executive officer is not an immediate family member of another executive officer or director of Granite, the executive officer's compensation would be reported in Granite's proxy statement if the executive officer were a "named executive officer" and the Compensation Committee approved (or recommended that the Board approve) such compensation; (ii) compensation to a director required to be disclosed in Granite's proxy statement; (iii) any transaction with another company at which the related person's only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company's shares, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of that company's annual revenues; (iv) any charitable contribution, grant or endowment by Granite to a charitable organization, foundation or university at which a related person's only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $100,000 or 2% of the charitable organization's total annual receipts; (v) any transaction where the related person's interest arises solely from the ownership of Granite common stock and all holders of Granite common stock receive the same benefit on a pro rata basis; and (vi) any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar or trustee under a trust indenture or similar services.

In addition, the Board has delegated to the Chair of the Audit/Compliance Committee the authority to pre-approve or ratify (as applicable) any related person transaction in which the aggregate amount involved is expected to be less than $100,000.

No director who has an interest in the transaction under consideration may participate in the approval process. All related party transactions approved by the Audit/Compliance Committee must be disclosed to the full Board of Directors.

Currently, Granite is not a party to any related party transactions.

Report of the Audit / Compliance Committee

The Audit/Compliance Committee is appointed by the Board of Directors and reports to the Board at each meeting. Its purpose is to (a) assist the Board in its oversight of (1) Granite's accounting and financial reporting principles and policies, and internal and disclosure controls and procedures, including the internal audit function, (2) Granite's system of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, (3) the integrity of Granite's financial statements, (4) the qualifications and independence of Granite's independent registered public accounting firm, (5) Granite's compliance with legal and regulatory requirements, and (6) Granite's Corporate Compliance Program and Code of Conduct; and (b) serve as the Qualified Legal Compliance Committee of the Board of Directors as required. The Audit/Compliance Committee is solely responsible for selecting, evaluating, setting the compensation of, and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating an independent registered public accounting firm to be proposed for shareholder approval in any proxy statement).

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the effectiveness of the internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit/Compliance Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for fiscal year ended December 31, 2011, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit/Compliance Committee also oversees our Ethics and Compliance Program, participates in the annual evaluation of our Corporate Compliance Officer and the Director of Internal Audit, and provides a detailed annual report to the Board on the progress of the program and plans for future activities.

The Director of Internal Audit reports directly to the Chairman of the Audit/Compliance Committee and has direct access and meets regularly with the Audit/Compliance Committee to discuss the results of internal audits and the quality of internal controls. The Corporate Compliance Officer also reports directly to the Audit/Compliance Committee.

The Audit/Compliance Committee reviewed and discussed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of Granite's audited financial statements with generally accepted accounting principles, its judgments as to the quality of Granite's accounting principles, the clarity of disclosures in the financial statements and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T). In addition, the Audit/Compliance Committee has discussed with the independent registered public accounting firm the auditor's independence from Granite and its management, and the matters in the written disclosures and the letter received by the Audit/Compliance Committee from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Rule 3526.

The Audit/Compliance Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit/Compliance Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Granite's internal controls, including internal control over financial reporting, and the overall quality of Granite's financial reporting. In addition, the Audit/Compliance Committee reviewed with management and the independent registered public accounting firm drafts of Granite's quarterly and annual financial statements and press releases prior to the public release of the quarterly earnings. In addition to the quarterly review, the Audit/Compliance Committee met with the Chief Executive Officer and the Chief Financial Officer to discuss the process adopted by management to enable them to sign the certifications that are required to accompany reports filed with the SEC.

Based on the review and discussions referred to above, the Audit/Compliance Committee recommended to Granite's Board of Directors that Granite's audited financial statements be included in Granite's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Members of the Audit/Compliance Committee:

David H. Kelsey, Chair	J. Fernando Niebla
James W. Bradford, Jr.	Rebecca A. McDonald

This Report of the Audit/Compliance Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this Report of the Audit/Compliance Committee by reference therein.

Independent Registered Public Accountants

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for us by PricewaterhouseCoopers LLP for the years ended December 31, 2011 and December 31, 2010 were:

	2011	2010
Audit Fees(1)	$1,747,150	$1,683,700
Audit-Related Fees(2)	$0	$60,075
Tax Fees(3)	$1,313	$10,575
All Other Fees(4)	$1,800	$4,300
Total	$1,750,263	$1,758,650

(1) Audit Fees paid in 2011 and 2010 were for professional services rendered for the audits of Granite's consolidated financial statements, including audits of internal control over financial reporting, audits of subsidiary financial statements, and quarterly financial reviews.

(2) Audit-Related Fees paid in 2010 were for professional services rendered for assessments in applying certain accounting pronouncements.

(3) Tax Fees include amounts paid in 2011 and 2010 for professional services rendered in connection with audits by the Internal Revenue Service.

(4) All Other Fees include amounts paid in 2011 and 2010 for software licenses and in 2010 for a CPEG Consortium (Non Craft) survey.

  Audit Committee Pre-Approval Policies and Procedures

The Audit/Compliance Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. During 2011, no services were provided to us by PricewaterhouseCoopers LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

Based on its review of the non-audit services provided by PricewaterhouseCoopers LLP, the Audit/Compliance Committee believes that PricewaterhouseCoopers LLP's provision of such non-audit services is compatible with maintaining their independence.

Proposal 2: Advisory Vote on Executive Compensation

At the 2011 Annual Meeting of Shareholders a majority of the shares that voted on the proposal regarding the frequency of holding an advisory vote on the compensation of the Company's named executive officers voted for a frequency of every year. Based on the results of this advisory vote, the Company’s Board of Directors determined that the Company will hold an advisory shareholder vote on the compensation of the Company's named executive officers each year until the next vote on the frequency of such votes.  We received a favorable vote for our compensation practices at our 2011 Annual Meeting of Shareholders, with 97.5% of our shareholders approving our programs. We consider these voting results to affirm shareholder support for our compensation practices.

The Board of Directors is asking shareholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our Named Executive Officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the shareholders of Granite Construction Incorporated approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the proxy statement for the Company's 2012 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities Exchange Act of 1934, as amended (which disclosure includes the Compensation Discussion and Analysis section, the Summary Compensation Table for 2011 and the related compensation tables and narrative disclosure within the Executive and Director Compensation and Other Matters section of the proxy statement).

The Company urges you to read the disclosure under "Compensation Discussion and Analysis," which begins on page 17 and discusses how our compensation policies and procedures implement our pay-for-performance compensation philosophy. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of each individual who served as our Chief Executive Officer, each individual who served as our Chief Financial Officer and our three other most highly-compensated executive officers for fiscal 2011. We have designed our executive compensation structure to attract, motivate and retain executives with the skills required to formulate and implement the Company's strategic objectives and create shareholder value. We believe that our executive compensation program is reasonable, competitive and strongly focused on pay for performance principles, and provides an appropriate balance between risk and incentives. In particular, key elements of our executive compensation program are:

●	Market competitive base salaries, with the 50th percentile of comparable positions in the market as the starting point;

●	Actual pay levels reflecting market data, individual experience, tenure and ability to impact business and financial results;

●	Short-term and long-term goals aligned with the best interests of shareholders, with cash and stock-based incentives earned upon the attainment of pre-established financial and non-financial goals;

●
A comprehensive benefits program which is available to all salaried employees and includes: medical, dental, vision, life, accidental death and dismemberment insurance, short-term and long-term disability insurance, paid vacation and holiday pay; and

●	Eligibility, along with other key management employees, to participate in our Non-Qualified Deferred Compensation Program and a program offering periodic medical examinations.

The vote regarding the compensation of the Named Executive Officers described above, referred to as a "say-on-pay advisory vote," is advisory, and is therefore not binding on the Company, the Compensation Committee or the Board of Directors. Although non-binding, the Compensation Committee and the Board of Directors value the opinions that shareholders express in their votes and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs as they deem appropriate.

The Board of Directors unanimously recommends a vote "FOR" the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and as described above pursuant to the compensation disclosure rules of the Exchange Act.

Proposal 3:  Proposal to Approve the Granite Construction Incorporated 2012 Equity Incentive Plan

The Board is requesting that our stockholders vote in favor of approving the Granite Construction Incorporated 2012 Equity Incentive Plan (the “2012 Equity Plan”), which was adopted by the Board of Directors on March 30, 2012.  If approved, the 2012 Equity Plan will be effective January 1, 2012, will serve as the successor to the Granite Construction Incorporated Amended and Restated 1999 Equity Incentive Plan (the “1999 Equity Plan”), and no additional equity awards will be granted under the 1999 Equity Plan after the date of such shareholder approval.  The Board believes that the 2012 Equity Plan is in the best interest of the stockholders and Granite, as it will allow Granite to continue to attract and retain talented and creative employees, directors and consultants who can assist Granite in competing in the marketplace, delivering consistent financial performance and growing shareholder value.

Status of the 1999 Equity Plan

The 1999 Equity Plan is our only existing equity compensation plan. It was originally adopted by the Board in March 1999 and was amended by our stockholders at our annual meeting held on May 24, 2004.  Further amendments to the 1999 Equity Plan were approved by our stockholders at our annual meetings held on May 19, 2008 and May 15, 2009.  The 1999 Equity Plan currently authorizes Granite to issue up to 4,250,000 shares of common stock to employees and directors, of which 961,933 shares remain available as of March 26, 2012 for the grant of new incentive awards in accordance with the following:

Shares remaining available for grant under the 1999 Equity Plan as of 3/26/2012	961,933
Options outstanding under the 1999 Equity Plan as of 3/26/2012*	30,105
All full value awards outstanding under the 1999 Equity Plan as of 3/26/2012	906,728

* Weighted average exercise price as of 3/26/2012	$33.08
* Weighted average term in days as of 3/26/2012	1,272

The complete text of the 1999 Equity Plan is incorporated by reference to Exhibit 10.1 to Granite’s Form 10-Q for the quarter ended June 30, 2009.

Material Terms of the 2012 Equity Plan

We are seeking approval of the 2012 Equity Plan so we may continue to offer a competitive equity incentive program.  The following summary of certain major features of the 2012 Equity Plan is qualified in its entirety by reference to the actual text of the 2012 Equity Plan, which is attached to this proxy statement as Appendix A.

In addition, to preserve our ability to deduct in full for federal income tax purposes compensation that certain of our executive officers may recognize in connection with performance-based awards that may be granted in the future under the 2012 Equity Plan, the stockholders are being asked to approve certain material terms of the 2012 Equity Plan related to such awards.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the three other most highly compensated officers of a publicly held company other than the chief financial officer.  However, certain types of compensation, including performance-based compensation, are generally excluded from this limit.  To enable compensation in connection with awards granted under the 2012 Equity Plan that are settled only if one or more performance goals are attained to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve the material terms of the performance goals.  By approving the 2012 Equity Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2012 Equity Plan;

•	the performance criteria upon which awards of performance shares, performance units and certain awards of restricted stock, restricted stock units and other stock-based awards may be based;

•
the maximum numbers of shares for which stock options, performance shares and awards of restricted stock, restricted stock units or other stock-based awards may be based on attainment of performance goals may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units.

While we believe that compensation in connection with such awards under the 2012 Equity Plan generally will be deductible by Granite for federal income tax purposes, under certain circumstances, such as a change in control of Granite, compensation paid in settlement of certain such awards may not qualify as “performance-based.”

The Board believes that Granite must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility.  The Board expects that the 2012 Equity Plan will be an important factor in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to enhance Granite’s growth and profitability.  The 2012 Equity Plan is intended to ensure that we will continue to have available a reasonable number of shares available under our compensation plans to provide us with flexibility to meet future compensation needs.

Key Terms of the 2012 Equity Plan at a Glance

The following is a summary of the key provisions of the 2012 Equity Plan, as set forth and stated herein.

Plan Term:
January 1, 2012 to the earlier of

(1)   its termination by the Committee;
(2)   the date on which all the shares of Granite common stock available for issuance under the 2012 Equity Plan have been issued and all restrictions on those shares have lapsed; or
(3)   January 1, 2022.

Eligible Participants:
Employees of Granite and any present or future parent or subsidiary of Granite are eligible to receive each type of award offered under the 2012 Equity Plan, including “incentive stock options,” within the meaning of Section 422 of the Code.

Consultants and directors are eligible to receive awards other than Incentive Stock Options under the 2012 Equity Plan.

Shares Available for Awards:
1,000,000 shares plus any unissued or undelivered shares of Granite common stock (i) authorized for grants under the 1999 Equity Plan and (ii) subject to outstanding awards granted under the 1999 Equity Plan that are not issued or delivered to a participant for any reason, subject to adjustment to reflect any capital adjustment of Granite.

Award Types	(1) Stock options (2) Restricted stock (3) Restricted stock units (4) Performance shares (5) Performance units (6) Other stock-based awards
Award Terms:
Stock options will have a term of no longer than 10 years, and incentive stock options granted to ten percent owners will have a term of no longer than 5 years.  All other awards are subject to the terms set forth in the applicable award agreement and in the 2012 Equity Plan.

ISO Limits:	No more than 1,000,000 shares may be issued upon the exercise of incentive stock options granted under the 2012 Equity Plan.

162(m) Share Limits:
Section 162(m) of the Code requires among other things that the maximum number of shares awarded to an individual must be approved by the stockholders in order for the awards granted under the plan to be eligible for treatment as performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to certain specified senior executives. Accordingly, the 2012 Equity Plan limits awards granted to an individual participant in any fiscal year to:

(1)   No more than 500,000 shares subject to stock options;
(2)   No more than 250,000 shares subject to performance-based restricted stock awards;
(3)   No more than 250,000 shares subject to performance-based restricted stock units, provided that an additional one-time grant of up to 100,000 shares may be made to new hires;
(4)   No more than 250,000 shares subject to performance shares and no more performance units than could result in receipt of $3,000,000 in cash or shares of common stock having an equivalent value; and
(5)   No more than 250,000 shares subject to other performance-based stock based awards.

Vesting:	Determined by the Committee within limits set forth in the 2012 Equity Plan.
Not Permitted:
(1)   Repricing or reducing the exercise price of a stock option without stockholder approval.
(2)   Settling, canceling or exchanging any outstanding option in consideration for the grant of a new award with a lower exercise price or for a cash payment when the exercise price of the option exceeds the fair market value of the underlying stock.

Summary of the 2012 Equity Plan

General.  The purpose of the Plan is to advance Granite’s interests by attracting and retaining talented and creative employees, directors and consultants who can assist Granite in competing in the marketplace, delivering consistent financial performance and growing shareholder value.  The 2012 Equity Plan is designed to attract and retain such individuals by granting stock options, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards.

Shares Available for Awards.  The maximum aggregate number of authorized but unissued or reacquired shares of Granite common stock that may be issued under the 2012 Equity Plan is 1,000,000, plus any shares of Granite common stock authorized for grants or subject to outstanding awards under the 1999 Equity Plan that are not issued or delivered to a participant for any reason.

Appropriate adjustments will be made to this limit, to the other numerical limits on awards described in this proposal, to the class and number of securities subject to outstanding awards and to the price per share of stock subject to outstanding awards upon any consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction affecting Granite’s capital structure.

If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Granite at the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2012 Equity Plan.  Shares will not be treated as having been issued under the 2012 Equity Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld in satisfaction of any withholding obligation with regard to tax-related items.  If shares are tendered in payment of the exercise price of an option, the number of shares available for grant under the 2012 Equity Plan will be reduced by the net number of shares issued.

Certain Award Limits.  In addition to the limitation described above in the total number of shares of our common stock that will be authorized for issuance under the 2012 Equity Plan, the 2012 Equity Plan limits the number of shares that may be issued under certain types of awards.

No more than 1,000,000 shares may be issued upon the exercise of incentive stock options granted under the 2012 Equity Plan.

In addition, to enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2012 Equity Plan establishes a limit on the maximum aggregate number of shares or a dollar limit for which any such award may be granted to an employee in any fiscal year, as follows:

•	Stock options: no more than 500,000 shares.

•	Performance-based vested restricted stock: no more than 250,000 shares.

•	Performance-based vested restricted stock unit awards: no more than 250,000 shares, provided that an additional one-time grant of up to 100,000 shares may be made to newly-hired employees.

•	Performance share awards: No more than 250,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit awards: No more than $3,000,000 or shares of common stock having an equivalent value for each full fiscal year contained in the performance period of the award.

•	Performance-based vested other stock-based awards: No more than 250,000 shares.

Administration.  The 2012 Equity Plan is administered by the Compensation Committee of the Board, but may also be administered by the Board.  In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, the 2012 Equity Plan will be administered only by the Compensation Committee, which consists of at least two “outside directors” within the meaning of Section 162(m).  (For purposes of this summary, the term “Committee” will refer to either the Compensation Committee or the Board.)  Subject to the provisions of the 2012 Equity Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions.  The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.  The 2012 Equity Plan provides, subject to certain limitations, for indemnification by Granite of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2012 Equity Plan.  All awards granted under the 2012 Equity Plan will be evidenced by a written agreement between Granite and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2012 Equity Plan.  The Committee will interpret the 2012 Equity Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2012 Equity Plan or any award.

Prohibition of Option Repricing.  The 2012 Equity Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not lower the exercise price of any outstanding option or, settle, cancel or exchange any outstanding option in consideration for the grant of a new award with a lower exercise price or for a cash payment when the exercise price of the option exceeds the fair market value of the underlying stock.

Eligibility.  Incentive stock options may be granted only to employees of Granite or of any present or future parent or subsidiary corporations of Granite.  Awards other than incentive stock options may be granted to employees, consultants and directors.  As of March 26, 2012 we had approximately 1,400 employees, including 5 executive officers, and 9 directors who were eligible to participate in the 2012 Equity Plan.  As of March 26, 2012, Granite maintained relationships with no consultants who were eligible to participate in the 2012 Equity Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these.  The exercise price of each option shall not be less than the fair market value of a share of our common stock on the date of grant.  However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Granite or any parent or subsidiary corporation of Granite (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Granite common stock on the date of grant.  On March 26, 2012, the closing price of the common stock on the New York Stock Exchange was $29.41 per share.

The 2012 Equity Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by means of a broker-assisted cashless exercise (to the extent legally permitted), by tender to Granite of shares of common stock owned by the participant having a fair market value not less than the exercise price, if an option is a nonstatutory option and subject to certain conditions, by a “net exercise” arrangement whereby Granite will reduce the number of shares issuable upon exercise by the number of shares with the fair market value of the exercise price, in any other form of legal consideration that may be acceptable to the Committee and specified in the applicable award agreement or by any combination of the foregoing.  Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant.  No option may be exercised unless the participant has made adequate provision for tax-related obligations, if any, relating to the exercise of the option, including, if permitted by Granite, through the participant’s surrender of a portion of the option shares to Granite.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The maximum term of any option granted under the 2012 Equity Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years.  Subject to the term of the option, an option generally will remain exercisable for 30 days following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for six months, or if service is terminated for cause, the option will terminate immediately.  If a participant retires, the option will remain exercisable over a period determined by the Committee.  The Committee, in its discretion, may provide longer post-termination exercise periods, but in any event the option must be exercised no later than its expiration date.

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.  Non-statutory stock options granted under the 2012 Equity Plan may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

Restricted Stock.  Awards of restricted stock may be granted by the Committee subject to such restrictions for such periods as determined by the Committee and set forth in a written agreement between Granite and the participant.  Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated.  Restrictions may lapse in full or in installments on the basis of the participant’s continued service or other factors, such as performance criteria (see discussion under “Performance Awards” below) established by the Committee.  Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service, provided that if termination of service is due to the participant’s death or disability, all restrictions will lapse automatically.  Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions in shares will be subject to the same restrictions on transferability as the original award.

Restricted Stock Units.  The 2012 Equity Plan authorizes the Committee to grant awards of restricted stock units, which represent rights to receive shares of Granite common stock at a future date determined in accordance with the participant’s award agreement.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Granite.  The Committee may grant restricted stock unit awards subject to vesting conditions similar to those applicable to restricted stock awards, including on the basis of the attainment of performance goals (see discussion under “Performance Awards” below).  Restricted stock units may not be sold or otherwise transferred or pledged.  Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service, unless the participant’s termination of service is due to death or disability, in which case vesting conditions terminate automatically.  Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards.  However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents with respect to cash dividends paid on our common stock.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Granite and the participant.  These awards may be designated as performance shares or performance units.  Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and $100 per unit.  Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period.  To the extent earned, we may settle performance awards in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award.  Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Granite and each parent and subsidiary corporation consolidated with Granite for financial reporting purposes, or such division or business unit of Granite as may be selected by the Committee.  The Committee, in its discretion, may base performance goals on one or more of the following measures: revenue, operating income, adjusted operating income, gross margin, operating margin, earnings per share, return on capital, gross profit margin, net operating profits after taxes, safety incident rate (including total injury incident rate, OSHA recordable injury rate and lost time injury rate), sale of underperforming assets, economic value added, pre-tax profit, net asset value, economic profit, return on assets, return on net assets, return on invested capital, total shareholder return, sales, general and administrative costs, earnings before income tax, depreciation and amortization, company new work booked, return on equity, net income, gross income, overhead, net operating assets, backlog, return on stockholder equity, earnings before income taxes, cost of capital and weighted average cost of capital, cash flow and operating cash flow, cost reduction key performance indicators and, to the extent that an award is not intended to comply with Section 162(m), other measures of performance selected by the Committee.  The target levels with respect to performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee.

The degree of attainment of performance measures will, according to criteria established by the Committee, be computed as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by Granite achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of Granite by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Granite’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant.  The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained.  However, no such reduction may increase the amount paid to any other participant.  In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on our common stock.  Performance award payments may be made in lump sum or in installments.  If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period.  If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2012 Equity Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited.  No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Other Stock-Based Awards.  The 2012 Equity Plan authorizes the Committee to grant other stock-based awards, which are awards valued in whole or in part by reference to, or otherwise based on, Granite common stock, including the appreciation in value thereof, and which may be granted alone or in addition to stock awards.  The Committee will have sole and complete authority to determine the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions.

Change in Control.  The 2012 Equity Plan defines a “Change in Control” of Granite as any of the following events: (i) an acquisition, consolidation, or merger of Granite with or into any other corporation or corporations, unless the stockholders of Granite retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving or acquiring corporation or corporations; (ii) the sale, exchange, or transfer of all or substantially all of the assets of Granite to a transferee other than a corporation or partnership controlled by Granite or its stockholders; or (iii) a transaction or series of related transactions in which stock representing more than 30% of the outstanding voting power of Granite is sold, exchanged, or transferred to any single person or affiliated persons leading to a change of a majority of the members of the Board.  If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or its parent may either assume all outstanding awards or substitute new awards having an equivalent value.  If the outstanding awards are not assumed or replaced, then all unexercisable, unvested or unpaid portions of the outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control.  For this purpose, the value of outstanding performance awards will be determined and paid on the basis of the greater of (i) the degree of attainment of the applicable performance goals prior the date of the Change in Control or (ii) 100% of the pre-established performance goal target.  Any option not assumed, replaced or exercised prior to the Change in Control will terminate.  The 2012 Equity Plan authorizes the Committee, in its discretion, to provide in any award agreement that if, within a period following a Change in Control specified by the Committee, the participant’s service is involuntarily terminated without cause (as defined in the 2012 Equity Plan) or the participant resigns for good reason (as defined in the 2012 Equity Plan), then the exercisability, vesting and payment of such participant’s outstanding awards will be accelerated to such extent as specified by the Committee and, if the outstanding award is an option, it will remain exercisable for six months (or such other period specified by the Committee) following the date of the participant’s termination of service (but not beyond the expiration of the option’s term).

Clawback/Recovery of Awards.  All awards granted under the 2012 Equity Plan will be subject to recoupment in accordance with the “claw-back” policy that Granite is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Granite’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Committee may impose such other claw-back, recovery or recoupment provisions in an award agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of cause.

Termination or Amendment.  The 2012 Equity Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the 2012 Equity Plan have been issued and all restrictions on such shares under the terms of the 2012 Equity Plan and the agreements evidencing awards granted under the 2012 Equity Plan have lapsed, or (iii) January 1, 2022.  The Committee may terminate or amend the 2012 Equity Plan at any time, provided that no amendment may be made without stockholder approval if the Committee deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which our common stock is then listed.  No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2012 Equity Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.  Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.  Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-Statutory Stock Options.  Options not designated or qualifying as incentive stock options will be non-statutory stock options having no special tax status.  A participant generally recognizes no taxable income as the result of the grant of such an option.  Upon the exercise of a non-statutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a non-statutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.  No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the stock acquired pursuant to such grant.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-statutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.  If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Units.  A participant generally will recognize no income upon the grant of a restricted stock unit award.  Upon the settlement of such award, a participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Stock Units Awards.  A participant generally will recognize no income upon the grant of a performance share, performance units or stock units award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted shares received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”).  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Restricted Stock”), will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards have been granted under the 2012 Equity Plan.  Any future awards under the 2012 Equity Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.  In addition, benefits under the 2012 Equity Plan, will depend on a number of factors, including the fair market value of our common stock on future dates, actual performance against performance goals established with respect to performance awards and decisions made by the participants.  Consequently it is not possible to determine the benefits that might be received by participants under the 2012 Equity Plan.

Board of Directors Recommendation

The Board of Directors believes that approval of the 2012 Equity Plan is in the best interests of Granite and its stockholders for the reasons stated above.

The Board of Directors unanimously recommends a vote “FOR” this proposal to approve the Granite Construction Incorporated 2012 Equity Incentive Plan.

Proposal 4: Ratification of Independent Registered Public Accounting Firm

The Audit/Compliance Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP to serve as Granite's independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2012. PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, have been our auditors since 1982.

A representative of PricewaterhouseCoopers LLP will be present at the annual meeting. He or she will be given the opportunity to make a statement if he or she desires and will be available to respond to appropriate shareholder questions.

Although ratification is not required by Granite's bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the appointment of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm, the Audit/Compliance Committee will reconsider the appointment. Even if the selection is ratified, the Audit/Compliance Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year it if determines that such a change would be in the best interest of Granite and our shareholders.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm for the fiscal year ending December 31, 2012.

Shareholder Proposals to be Presented
at the 2013 Annual Meeting of Shareholders

Under Granite's bylaws, director nominations and proposals for other business to be presented at the annual shareholder meeting by a shareholder may be made only if that shareholder is entitled to vote at the meeting, timely gave the required notice, and was a shareholder of record at the time when he or she gave the required notice. The required notice must be in writing, must contain the information specified in our bylaws, and must be received at our principal executive offices, addressed to the Corporate Secretary, not less than 120 days prior to the first anniversary of the date the proxy statement for the preceding year's annual meeting of shareholders was released to shareholders. If no meeting was held in the previous year, the date of the annual meeting is changed by more than 30 calendar days from the previous year, or in the event of a special meeting, to be on time, the notice must be delivered by the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made.

Separate from the requirements in our bylaws, you may submit proposals on matters appropriate for shareholder action at our annual meeting of shareholders in accordance with Rule 14a-8 promulgated under the Exchange Act ("Rule 14a-8"). Rule 14a-8 entitles a shareholder to require us to include certain shareholder proposals in Granite's proxy materials if the shareholder meets certain eligibility and timing requirements set forth in Rule 14a-8.

Pursuant to Granite's bylaws and Rule 14a-8, to be considered for inclusion in Granite's proxy statement or otherwise presented at our 2013 Annual Meeting of Shareholders, a shareholder nomination or proposal must be received by our Secretary at Granite's principal executive offices on or before Saturday, December 12, 2012.

Householding

As permitted by the Exchange Act, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials is being delivered to shareholders residing at the same address, unless any shareholder has notified us of its desire to receive multiple copies of the Notice of Internet Availability of Proxy Materials or proxy materials, as applicable. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability of Proxy Materials or the proxy materials, as applicable, to any shareholder residing at a shared address to which only one copy was mailed. Requests for additional copies of the Notice of Internet Availability of Proxy Materials or proxy materials, or requests to receive multiple or single copies of the Notice of Internet Availability of Proxy Materials or proxy materials at a shared address in the future, should be directed to: Granite Construction Incorporated, 585 West Beach Street, Watsonville, California 95076, Attention: Investor Relations Department, Telephone: 831.724.1011.

Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (excluding exhibits) filed with the SEC are available, without charge, upon written request to Granite Construction Incorporated, 585 West Beach Street, Watsonville, California 95076, Attention: Investor Relations Department. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of a fee of $0.25 per page to cover our expenses in furnishing the exhibits.

Other Matters

As of the date of this proxy statement, the only matters that management intends to present or knows that others will present at the meeting have been included in this proxy statement. If any other matters are properly presented at the meeting, or any adjournment, your shares will be voted in the discretion of the persons named on your proxy card.

Dated: April 11, 2012	/s/ Richard A. Watts
Richard A. Watts
Vice President, General Counsel and Secretary

APPENDIX A

GRANITE CONSTRUCTION INCORPORATED
2012 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors March 30, 2012

Approved by Stockholders May __, 2012

  SECTION 1.    ESTABLISHMENT, PURPOSE, AND TERM OF PLAN

1.1           Establishment.  The Granite Construction Incorporated 2012 Equity Incentive Plan is established as of January 1, 2012.

1.2           Purpose.  The purpose of the Plan is to advance the interests of the Company by attracting and retaining talented and creative Employees, Directors and Consultants and to compete in the marketplace, deliver consistent financial performance and grow shareholder value.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and by providing for payments in the form of shares of Stock or cash.

1.3           Term of Plan.  The Plan shall remain in effect until the earliest of (a) its termination by the Committee pursuant to Section 14, (b) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed or (c) the date ten (10) years from the Effective Date.

  SECTION 2.    DEFINITIONS AND CONSTRUCTION

2.1           Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)           “Affiliate” means, at the time of determination, any Parent Corporation or Subsidiary Corporation.

(b)           “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award granted under the Plan.

(c)           “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.  An Award Agreement may be an “Option Agreement,” a “Restricted Stock Agreement,” a “Restricted Stock Unit Agreement,” a “Performance Share Agreement,” a “Performance Unit Agreement” or an “Other Stock-Based Award Agreement.”

(d)           “Board” means the Board of Directors of the Company.

Appendix A

1

(e)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f)           “Cause” means, unless otherwise defined in the Participant’s Award Agreement, employment contract or service contract, any of the following: (i) the Participant’s theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Participant’s repeated failure to report to work during normal hours, other than for customarily excused absences for personal illness or other reasonable cause; (iii) the Participant’s conviction (including any plea of guilty or nolo contendere) of theft or felony; (iv) the Participant’s wrongful disclosure of a Participating Company’s trade secrets or other proprietary information; (v) any other dishonest or intentional action by the Participant which has a detrimental effect on a Participating Company; or (vi) the Participant’s habitual and repeated nonperformance of the Participant’s duties.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h)           “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(i)            “Company” means Granite Construction Incorporated, a Delaware corporation, or any successor corporation thereto.

(j)            “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person

(k)           “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(l)           “Director” means a member of the Board.

(m)           “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

(n)           “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

Appendix A

2

(o)           “Effective Date” means January 1, 2012.

(p)           “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(q)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)           “Fair Market Value” means, as of any relevant date, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) on the date of determination on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in a source as the Company deems reliable.  If the date of determination does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the date of determination.  If, on the date of determination, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Committee in compliance with Code Section 422 and Code Section 409A.

(s)           “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(t)           “Insider” means an officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u)           “Non-Employee Director” means a Director who is not an Employee.

(v)           “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(w)           “Option” means the right to purchase Stock at a stated price for a specified period of time pursuant to the terms and conditions of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(x)            “Other Stock-Based Award” means an award, other than an Option, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, based in whole or in part by reference to the Stock and payable in Stock or cash.

(y)           “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(z)           “Participant” means any eligible person who has been granted one or more Awards.

Appendix A

3

(aa)           “Participating Company” means the Company or any Affiliate.

(bb)           “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(cc)           “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3.

(dd)           “Performance Measure” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or a combination of, the following as determined by the Board:

●	Revenue	●	Economic value added	●	Return on equity
●	Operating income	●	Pre-tax profit	●	Net income
●	Adjusted operating income	●	Net asset value	●	Gross income
●	Gross margin	●	Economic profit	●	Overhead
●	Operating margin	●	Return on assets	●	Net operating assets
●	Earnings per share	●	Return on net assets	●	Backlog
●	Return on capital	●	Return on invested capital	●	Return on stockholder equity
●	Gross profit margin	●	Total shareholder return	●	Earnings before income taxes
●	Net operating profits after taxes	●	Sales, general and administrative costs	●	Cost of capital and weighted average cost of capital
●	Safety incident rate (including total injury incident rate, OSHA recordable injury rate and lost time injury rate)	●	Earnings before income tax, depreciation and amortization (EBITDA)	●	Cash flow and operating cash flow
●	Sale of underperforming assets	●	Company new work booked	●	Cost reduction key performance indicators
●	To the extent that an Award is not intended to comply with Section 162(m), other measures of performance selected by the Committee

(ee)            “Performance Period” means a period established by the Committee pursuant to Section 9.3 at the end of which one or more Performance Goals are to be measured.

Appendix A

4

(ff)           “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(gg)         “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(hh)         “Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 7.

(ii)           “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 to receive a share of Stock on a date determined in accordance with the provisions of Section 8 and the Participant’s Award Agreement.

(jj)           “Restriction Period” means the period established in accordance with Section 7.3 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(kk)         “Retirement” means (i) with respect to an Employee, termination of employment after attaining the age of 62 and after at least ten (10) years of Service or after attaining the age of 65 and after at least five (5) years of Service, and (ii) with respect to a Non-Employee Director, resignation from Service on the Board after attaining the age of 55 and after at least ten years of Service on the Board.

(ll)           “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(mm)        “Section 162(m)” means Section 162(m) of the Code.

(nn)         “Securities Act” means the Securities Act of 1933, as amended.

(oo)         “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, Consultant or Director.  A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service; provided, however, that if the Participating Company for which the Participant is rendering Service ceases to qualify as an Affiliate, as determined by the Committee, in its sole discretion, such Participant’s Service will be considered to have terminated on the date such Participating Company ceases to qualify as an Affiliate.  Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the first day immediately following such ninety (90) day period any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s Service has terminated and the effective date of such termination.  In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

Appendix A

5

(pp)         “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 5.3.

(qq)         “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(rr)           “Tax-Related Items” means federal, state and local taxes required by law to be withheld and any employer tax liability shifted to a Participant.

(ss)         “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

(tt)           “Vesting Conditions” mean those conditions established in accordance with Section 7.3 or Section 8.3 of the Plan prior to the satisfaction of which shares or share equivalents subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2           Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, words in the masculine gender, when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

  SECTION 3.    ELIGIBILITY AND AWARD LIMITATIONS

3.1           Persons Eligible for Incentive Stock Options.  Incentive Stock Options may be granted only to Employees of the Company or Parent Corporation or Subsidiary Corporation.

3.2           Persons Eligible for Other Awards.  Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.  Eligible persons may be granted more than one (1) Award.

3.3           Section 162(m) Award Limits.  The following limitations shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(a)           Stock Options. Subject to adjustment as provided in Section 5.3, no Participant shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) shares.  An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the limits described in this subsection for such period.

(b)           Restricted Stock.  Subject to adjustment as provided in Section 5.3, no Participant may be granted within any fiscal year of the Company more than two hundred fifty thousand (250,000) shares of Restricted Stock, provided that such limit shall apply only to Awards of Restricted Stock which are granted or subject to Vesting Conditions based upon the attainment of Performance Goals.

Appendix A

6

(c)           Restricted Stock Units.  Subject to adjustment as provided in Section 5.3, no Participant shall be granted within any fiscal year of the Company more than two hundred fifty thousand (250,000) Restricted Stock Units; provided, however, that the Company may make an additional one-time grant to any newly-hired Participant of one hundred thousand (100,000) Restricted Stock Units; and provided further, however, that such limit shall apply only to Awards of Restricted Stock Units which are granted or subject to Vesting Conditions based upon the attainment of Performance Goals.

(d)           Performance Shares and Performance Units.  Subject to adjustment as provided in Section 5.3, no Participant may be granted (i) Performance Shares which could result in such Participant receiving more than two hundred fifty thousand (250,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (ii) Performance Units which could result in such Participant receiving more than three million dollars ($3,000,000) in cash or shares of Common Stock having an equivalent value, for each full fiscal year of the Company contained in the Performance Period for such Award.

(e)           Other Stock-Based Awards.  Subject to adjustment as provided in Section 5.3, no Participant shall be granted within any fiscal year of the Company an Other Stock-Based Award which could result in such Participant receiving more than two hundred fifty thousand (250,000) shares of Stock, provided that such limit shall apply only to Other Stock-Based Awards which are granted or subject to Vesting Conditions based upon the attainment of Performance Goals.

3.4           Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 5.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed one million (1,000,000) shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 5.1, subject to adjustment as provided in Section 5.2 and Section 5.3.

  SECTION 4.    ADMINISTRATION

4.1           Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive for all purposes and upon all persons whomsoever.

4.2           Authority of Officers.  Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.  In addition to the foregoing and to the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to Employees and Consultants, provided that no such officer shall have or obtain authority to grant Awards to himself or herself or to an Insider or to a Covered Employee under Section 162(m).  All references in the Plan to the “Committee” shall be, as applicable, to the Committee or any other committee or any officer to whom the Board or the Committee has delegated authority to administer the Plan.

4.3           Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

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4.4           Administration with Respect to Covered Employees.  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

4.5           Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award and the value of a unit;

(b)	to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)	to determine the Fair Market Value of shares of Stock or other property;

(d)
to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise price of any Option, (ii) the method of payment for shares purchased upon the exercise of any Option, (iii) the method for satisfaction of any Tax-Related Items withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to the Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)	to determine whether an Award of Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

(f)	to approve one or more forms of Award Agreement;

(g)	to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)
to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)
to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

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(j)
to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4.6           Option Repricing.  Except as otherwise provided in Section 5.3, without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not lower the exercise price of any outstanding Option or, at a time when the exercise price of an Option exceeds the Fair Market Value of the underlying Stock, settle, cancel or exchange any outstanding Option in consideration for the grant of a new Award with a lower exercise price or for a cash payment.  This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

  SECTION 5.    STOCK SUBJECT TO PLAN

5.1           Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 5.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million (1,000,000) shares, plus any shares of Stock authorized for grants or subject to Awards under the Granite Construction Incorporated Amended and Restated 1999 Equity Incentive Plan that are not issued or delivered to a Participant for any reason, subject to adjustment as provided in Section 5.3, and shall consist of authorized but unissued or reacquired shares of Stock not reserved for any other purpose, or any combination thereof. Determinations made in respect of the limitations set forth in this Section 5.1 shall be made in a manner consistent with the rules of the New York Stock Exchange (or any other applicable stock exchange).

5.2           Share Accounting.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of Tax-Related Items withholding obligations pursuant to Section 13.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

5.3           Adjustment in Capitalization.  In the event of a Capitalization Adjustment, the Committee will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 5.1, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.4, (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3.3, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Committee will make such adjustments, and its determination will be final, binding and conclusive.

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  SECTION 6.    STOCK OPTIONS

6.1           Grant of Options.  Subject to the provisions of Sections 1.3, 3 and 5, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee.  Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 6.2 through 6.6 below.

6.2           Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 409A of the Code and Section 424(a) of the Code.

6.3           Exercise Period.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.4           Payment of Exercise Price.  The purchase price of Stock upon exercise of any Option shall be paid in full by such methods as shall be permitted by the Committee or as provided in a Participant’s Award Agreement, which need not be the same for all Participants, and subject to the following:

(a)           Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made

(i)           in cash, by check, or cash equivalent,

(ii)          by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price,

(iii)          by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”),

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(iv)           if an option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy Tax-Related Items withholding obligations,

(v)           in any other form of legal consideration that may be acceptable to the Committee and specified in the applicable Award Agreement, or

(vi)          by any combination thereof.

The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.  The proceeds from payment of the Option exercise prices shall be added to the general funds of the Company and shall be used for general corporate purposes.

(b)           Limitations on Forms of Consideration.

(i)           Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)           Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.5           Effect of Termination of Service.

(a)           Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)           Death or Disability.  If the Participant’s Service is terminated by reason of the death or Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).  If an Option intended to be an Incentive Stock Option is exercised by a Participant more than three (3) months following the Participant’s termination of Service by reason of a Disability which is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, such exercise will be treated as the exercise of a Nonstatutory Stock Option to the extent required by Section 422 of the Code.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

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(ii)           Retirement.  If the Participant’s Service is terminated by reason of the Retirement of the Participant, the Option may be exercised at such time (but in any event no later than the Option Expiration Date) and in such amounts as shall be determined by the Committee at the time of grant of the Option and set forth in the Award Agreement.

(iii)           Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv)           Other Termination of Service.  If the Participant’s Service terminates for any reason, except death, Disability, Retirement or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant within thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)           Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 12.1 below regarding compliance with securities laws, the Option shall remain exercisable until thirty (30) days after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)           Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.6           Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

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  SECTION 7.    RESTRICTED STOCK

7.1           Grant of Restricted Stock.  Subject to the provisions of Section 1.3, 3 and 5, Awards of Restricted Stock may be granted to Participants at any time and from time to time as shall be determined by the Committee, including, without limitation, upon the attainment of one or more Performance Goals as described in Section 9.4.  If either the grant of Restricted Stock or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5.  Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of such Award as the Committee shall determine.  No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 7.2 through 7.6 below.

7.2           Purchase Price.  No monetary payment (other than applicable Tax-Related Items withholding) shall be required as a condition of receiving shares of Restricted Stock, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

7.3           Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.  All rights with respect to Restricted Stock granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

7.4           Other Restrictions.  The Committee may impose such other restrictions on any shares of Restricted Stock granted hereunder as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law and under any blue sky or state securities laws applicable to such shares, and may legend the certificates representing the Restricted Stock to give appropriate notice of such restrictions.

7.5           Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 7.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares.   Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying a Restricted Stock Award in a manner determined by the Committee in its sole discretion, provided that payment of such dividends complies with or qualifies for an exemption under Section 409A of the Code. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends, including cash, shares of Stock or Restricted Stock. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.3, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

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7.6           Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on his or her Restricted Stock Award shall be as follows:

(a)           Death or Disability.  If the Participant’s Service is terminated by reason of the death or Disability of the Participant during the Restriction Period, the restrictions applicable to the shares of Restricted Stock pursuant to Section 7.3 shall terminate automatically with respect to all such shares.

(b)           Other Termination of Service.  If the Participant’s Service terminates during the Restriction Period for any reason except death or Disability, any shares of Restricted Stock still subject to restrictions pursuant to Section 7.3 at the date of such termination shall be forfeited and automatically reacquired by the Company; provided, however, that, in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such shares and/or add such new restrictions to such shares of Restricted Stock as it deems appropriate.

  SECTION 8.    RESTRICTED STOCK UNITS

8.1           Grant of Restricted Stock Units.  Subject to the provisions of Sections 1.3, 3 and 5, Awards of Restricted Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Committee, including, without limitation, upon the attainment of one or more Performance Goals as described in Section 9.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5.  Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 8.2 through 8.7 below.

8.2           Purchase Price.  No monetary payment (other than applicable Tax-Related Items withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

8.3           Vesting.  Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

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8.4           Voting, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  Participants may, if the Committee so determines, be credited with dividend equivalents paid with respect to shares of Common Stock underlying a Restricted Stock Unit Award in a manner determined by the Committee in its sole discretion, provided that payment of such dividend equivalents complies with or qualifies for an exemption under Section 409A of the Code. The Committee may apply any restrictions to the dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividend equivalents, including cash, shares of Stock or Restricted Stock Units.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

8.5           Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on his or her Restricted Stock Unit Award shall be as follows:

(a)           Death or Disability.  If the Participant’s Service is terminated by reason of the death or Disability of the Participant during the vesting period, the Vesting Conditions applicable to the Restricted Stock Units pursuant to Section 8.3 shall terminate automatically with respect to all such Restricted Stock Units.

(b)           Other Termination of Service.  If the Participant’s Service terminates during the vesting period for any reason except death or Disability, any Restricted Stock Units still subject to Vesting Conditions pursuant to Section 8.3 at the date of such termination shall be forfeited; provided, however, that, in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the Vesting Conditions of any or all such Restricted Stock Units and/or add such new Vesting Conditions to such Restricted Stock Units as it deems appropriate.

8.6           Settlement of Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable Tax-Related Items.  Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.  Any deferral election made pursuant to the terms of this Section 8.6 shall be made by giving notice in a manner and within the time prescribed by the Company and in compliance with Section 409A of the Code.

8.7           Nontransferability of Restricted Stock Unit Awards.  Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

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  SECTION 9.    PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1           Grant of Performance Shares or Performance Units.  Subject to the provisions of Sections 1.3, 3 and 5, the Committee, at any time and from time to time, may grant Awards of Performance Shares or Performance Units to such Participants and in such amounts, as it shall determine.  Each grant of a Performance Share or Performance Unit Award shall be evidenced by an Award Agreement that shall specify the number of Performance Shares or Performance Units subject thereto, the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award as the Committee shall determine.  No Performance Share or Performance Unit Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Performance Share or Performance Unit Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 9.2 through 9.10 below.

9.2           Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting an Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 5.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100).  The final amount payable to the Participant in settlement of a Performance Share or Performance Unit will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3           Establishment of Performance Goals and Performance Period.  The Committee, in its discretion, shall establish in writing the Performance Period and Performance Goal(s) applicable to each Performance Share or Performance Unit Award.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation” and to the extent the Performance Share or Performance Unit Award is intended to be “performance-based compensation,” the Committee shall establish the Performance Goal(s) applicable to each Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Such Performance Goal(s), when measured at the end of the Performance Period, shall determine the ultimate value of the Award to be paid to the Participant.  To the extent the Performance Share or Performance Unit Award is intended to be “performance-based compensation,” the Performance Goals, once established, shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Share or Performance Unit Award of the terms of such Award, including the Performance Period and applicable Performance Goals.

9.4           Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect one or more Performance Measures of business or financial performance.  Performance Measures shall have the same meanings as used in the Company’s financial statements, or if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the ultimate value of a Performance Share or Performance Unit Award determined by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.  Performance Measures and/or Performance Goals shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit thereof as may be selected by the Committee.  For purposes of the Plan, the Performance Measures applicable to an Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Share or Performance Unit Award for the same Performance Period.  Notwithstanding the foregoing and to the extent permitted by Section 162(m) with respect to Awards intended to be “performance-based compensation,” the Committee will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows, unless the terms of an Award provide for different types of adjustments: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

Appendix A

16

9.5           Determination of Value of Performance Shares and Performance Units.  As soon as practicable following the completion of the Performance Period for each Performance Share and Performance Unit Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the terms of the Award Agreement.  The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee.  However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant’s Award Agreement evidencing a Performance Share or Performance Unit Award, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of an Award that would otherwise be paid upon its settlement.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Award.  As soon as practicable following the Committee’s certification, the Company shall notify the Participant of the determination of the Committee.

9.6           Dividend Equivalents.  Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying a Performance Share or Performance Unit Award in a manner determined by the Committee in its sole discretion, provided that payment of such dividends or dividend equivalents complies with or qualifies for an exemption under Section 409A of the Code. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividend equivalents, including cash, shares of Stock, Performance Shares or Performance Units.

9.7           Form and Timing of Payment.  Payment of the ultimate value of a Performance Share or Performance Unit Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Sections 9.5 and 9.6 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Payments in shares of Stock shall be determined by (i) the Fair Market Value of a share of Stock on the last day of such Performance Period, (ii) the average Fair Market Value of a share of Stock over the first thirty (30) days of such Performance Period or (iii) in such other manner as determined by the Committee in advance of or within the first ninety (90) days of the Performance Period.  Payment may be made in a lump sum or installments as prescribed by the Committee and set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment of Dividend Equivalents or interest during the deferral period.  Any payment made on a deferred basis shall be made in a manner and within the time prescribed by the Committee and in compliance with Section 409A of the Code.

Appendix A

17

9.8           Restrictions Applicable to Payment in Shares.  Shares of Stock issued in payment of any Performance Share or Performance Unit Award may be fully vested and freely transferable shares or may be shares of Restricted Stock subject to Vesting Conditions as provided in Section 7.3.  Any such shares of Restricted Stock shall be evidenced by an Award Agreement and shall be subject to the terms and conditions set forth in Sections 7.3 through 7.6 above.

9.9           Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Performance Share or Performance Unit Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on his or her Performance Share or Performance Unit Award shall be as follows:

(a)           Death, Disability or Retirement.  If the Participant’s Service is terminated by reason of the death, Disability or Retirement of the Participant while he or she is the holder of a Performance Share or Performance Unit Award but before the completion of the applicable Performance Period, the value of the Participant’s Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.7.

(b)           Other Termination of Service.  If the Participant’s Service terminates for any reason except death, Disability or Retirement before the completion of the Performance Period applicable to a Performance Share or Performance Unit Award held by such Participant, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment of such Award or portion thereof on the same basis as if the Participant’s Service had terminated by reason of Retirement.

9.10         Nontransferability.  Prior to settlement in accordance with the provisions of the Plan, no Performance Share or Performance Unit may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Share or Performance Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

  SECTION 10.    OTHER STOCK-BASED AWARDS

Other Stock-Based Awards valued in whole or in part by reference to, or otherwise based on, Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards. Subject to the provisions of the Plan, the Committee will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards will be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock-Based Awards and all other terms and conditions of such Other Stock-Based Awards.

Appendix A

18

  SECTION 11.    CHANGE IN CONTROL

11.1         Effect of Change in Control.  In the event of a Change in Control of the Company as defined in Section 11.3 below, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), shall either assume all outstanding Awards or substitute new Awards having an equivalent value for such outstanding Awards.  In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Awards, and provided that the Participant’s Service has not terminated prior to the effective date of the Change in Control (unless, the Participant’s Service terminated within three (3) months prior to the effective date of the Change in Control or, with respect to Performance Shares or Performance Units, the Participant’s Service terminated by reason of the death, Disability or Retirement of the Participant), all unexercisable, unvested or unpaid portions of such outstanding Awards shall become, in accordance with this Section 11.1 and Section 11.2 below, immediately exercisable and vested in full immediately prior to the effective date of the Change in Control and immediately payable, as applicable, within ten (10) days following the effective date of the Change in Control.  For purposes of the preceding sentence, the value of Performance Shares and Performance Units shall be determined and paid based upon the greater of (i) the extent to which the applicable Performance Goals have been attained during the Performance Period up to the effective date of the Change in Control or (ii) the pre-established 100% of target level with respect to each Performance Target comprising the applicable Performance Goals.

Any Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Change in Control shall terminate as of the effective date of the Change in Control.

11.2         Acceleration of Vesting upon a Change in Control.  Notwithstanding the provisions of Section 11.1 above, and provided that the Participant’s Service has not terminated prior to the effective date of the Change in Control (unless, the Participant’s Service terminated within three (3) months prior to the effective date of the Change in Control or, with respect to Performance Shares or Performance Units, the Participant’s Service terminated by reason of the death, Disability or Retirement of the Participant), the exercisability, vesting and payment of any outstanding Award shall be accelerated effective as of the effective date of a Change in Control, and any outstanding Option, to the extent unexercised and exercisable on the date of a Participant’s termination of Continuous Service following the Change in Control, shall remain exercisable by the Participant (or the Participant’s guardian or legal representative) for at least six (6) months (or such longer period of time as specified in the Award Agreement) after the date of the Participant’s termination of Continuous Service, but in any event no later than the Option Expiration Date.

11.3         Definition.  A “Change in Control” means the effective date of any one of the following events but only to the extent that such change in control transaction is a change in the ownership or effective control the Company or a change in the ownership of a substantial portion of the assets of the Company as defined in the regulations promulgated under Section 409A of the Code:

(a)           an acquisition, consolidation, or merger of the Company with or into any other corporation or corporations, unless the stockholders of the Company retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving or acquiring corporation or corporations; or

(b)           the sale, exchange, or transfer of all or substantially all of the assets of the Company to a transferee other than a corporation or partnership controlled by the Company or the stockholders of the Company; or

(c)           a transaction or series of related transactions in which stock of the Company representing more than thirty percent (30%) of the outstanding voting power of the Company is sold, exchanged, or transferred to any single person or affiliated persons leading to a change of a majority of the members of the Board.

The Board shall have final authority to determine, in accordance with Section 409A of the Code, whether multiple transactions are related and the exact date on which a Change in Control has been deemed to have occurred under subsections (a), (b), and (c) above.

Appendix A

19

  SECTION 12.    REQUIREMENTS OF LAW

12.1         Compliance with Securities Law.  The granting of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, securities exchanges or market systems as may be required.  In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.2         Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

  SECTION 13.    TAX WITHHOLDING

Each Participating Company shall have the authority and right to deduct or withhold or require a Participant to remit to the Participating Company, an amount sufficient to satisfy Tax-Related Items with respect to any taxable event concerning a Participant arising as a result of the Plan or to take such other action as may be necessary in the opinion of the appropriate Participating Company, to satisfy withholding obligations for the payment of Tax-Related Items, including but not limited to (i) withholding from the Participant’s wages or other cash compensation; (ii) withholding from the proceeds for the sale of shares of Stock underlying the Award either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf; or (iii) in the Committee’s sole discretion and in satisfaction of the foregoing requirement withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld.  To avoid negative accounting treatment, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award or which may be repurchased from the Participant of such Award in order to satisfy the Participant’s Tax-Related Items liabilities with respect to the issuance, vesting, exercise or payment of the Award may be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates or other applicable minimum withholding rates.  No shares of Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Company for the satisfaction of the Tax-Related Items withholdings obligations with respect to any taxable event concerning the Grantee or such other person arising as a result of the Plan.

  SECTION 14.    AMENDMENT AND TERMINATION OF PLAN

14.1         Amendment and Termination of Plan.  The Committee at any time may terminate, and from time to time, may amend, the Plan; provided, however, that no such amendment may be made without approval of the stockholders of the Company to the extent that the Committee deems such stockholder approval to be necessary or advisable for compliance with applicable tax and securities laws or other regulatory requirements, including the requirements of any stock exchange or market system on which the Stock is then listed.

Appendix A

20

14.2         Effect of Amendment or Termination.  No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  In any event, no termination or amendment of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

  SECTION 15.    MISCELLANEOUS PROVISIONS

15.1         Beneficiary Designation.  Each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his or her spouse, or if none, the Participant’s children in equal shares, or if none, the Participant’s estate.

15.2         Rights as an Employee, Consultant or Director.  No individual, even though eligible pursuant to Section 3, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way the right of a Participating Company to terminate the Participant’s Service at any time.

15.3         Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 5.3 or another provision of the Plan.

15.4         Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

15.5         Unfunded Obligation.  Any amounts payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

Appendix A

21

15.6         Indemnification.  In addition to such other rights of indemnification as they may have as members of the Committee or officers or employees of the Participating Company Group, members of the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

15.7         Compliance With Section 409A of the Code. The Plan and all Awards made hereunder shall be interpreted, construed and operated to reflect the intent of the Company that all aspects of the Plan and the Awards shall be interpreted either to be exempt from the provisions of Section 409A of the Code or, to the extent subject to Section 409A of the Code, comply with Section 409A of the Code and any regulations and other guidance thereunder.  This Plan may be amended at any time, without the consent of any party, to avoid the application of Section 409A of the Code in a particular circumstance or that is necessary or desirable to satisfy any of the requirements under Section 409A of the Code, but the Company shall not be under any obligation to make any such amendment.

Anything in this Plan to the contrary notwithstanding, if an Award constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant’s termination of employment or service with the Board shall not be made to the Participant unless the Participant’s termination of employment or service with the Board constitutes a “separation from service” (within the meaning of Section 409A of the Code and any the regulations or other guidance thereunder).  In addition, no such payment or distribution shall be made to the Participant prior to the earlier of (a) the expiration of the six-month period measured from the date of the Participant’s separation from service or (b) the date of the Participant’s death, if the Participant is deemed at the time of such separation from service to be a “specified employee” (within the meaning of Section 409A of the Code and any the regulations or other guidance thereunder) and to the extent such delayed commencement is otherwise required in order to avoid a prohibited distribution under Section 409A of the Code and any the regulations or other guidance thereunder.  Except as provided in an Award Agreement, all payments which had been delayed pursuant to the immediately preceding sentence shall be paid to the Participant in a lump sum upon expiration of such six-month period (or, if earlier, upon the Participant’s death).

15.8         Non-Exempt Employees. If an Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a corporate transaction in which such Option is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 15.8 will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

Appendix A

22

15.9         Compliance with Section 16(b). With respect to Participants who are Insiders, all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. All transactions under the Plan involving Insiders are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to such Insiders.

15.10       Electronic Delivery. Any reference herein to a written agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

15.11       Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of cause.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Granite Construction Incorporated 2012 Equity Incentive Plan as duly adopted by the Board on March 30, 2012.

GRANITE CONSTRUCTION INCORPORATED

By:

Title

Appendix A

23

Granite Construction Incorporated 585 West Beach Street Watsonville, CA 95076 ATTN: Betty Kwong
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 22, 2012 (until 12:00 PM (noon) EDT on May 21, 2012 if you are a 401(k) or ESOP Participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 22, 2012 (until 12:00 PM (noon) EDT on May 21, 2012 if you are a 401(k) or ESOP Participant). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees	For	Against	Abstain
1a	David H. Kelsey	☐	☐	☐
1b	James W. Bradford, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
2.	Advisory vote to approve executive compensation of the named executive officers.	☐	☐	☐
3.	Proposal to approve the Granite Construction Incorporated 2012 Equity Incentive Plan.	☐	☐	☐
4.	To ratify the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting & Proxy Statement, and Annual Report (which includes a copy of the Form 10-K) is/are available at www.proxyvote.com .

GRANITE CONSTRUCTION INCORPORATED
Annual Meeting of Shareholders
May 23, 2012 10:30 AM PDT
This proxy is solicited by the Board of Directors

SPECIAL INSTRUCTIONS FOR 401(k) PARTICIPANTS AND ESOP PARTICIPANTS In accordance with the terms of the Trust Agreement for each of the 401(k) Plan and the ESOP, Mercer has delegated its authority to vote all the shares of stock in GRANITE CONSTRUCTION INCORPORATED beneficially held for the 401(k) Participant or the ESOP Participant, as applicable, to Broadridge. Any shares allocable to the participant’s 401(k) account or ESOP account, as applicable, on the record date will be voted by Broadridge in accordance with the instructions of the participant received via telephone or the Internet or indicated on the reverse. IF THIS PROXY CARD IS RECEIVED BEFORE 12:00 PM (noon) Eastern Time on May 21, 2012, BUT A CHOICE IS NOT SPECIFIED, BROADRIDGE WILL VOTE SHARES ALLOCABLE TO THE PARTICIPANT’S 401(k) OR ESOP ACCOUNT, AS APPLICABLE, AS THE BOARD OF DIRECTORS RECOMMENDS. IF THIS FORM IS NOT RECEIVED BEFORE 12:00 PM (noon) Eastern Time on May 21, 2012, AND NO VOTE WAS SUBMITTED VIA TELEPHONE OR THE INTERNET BY THAT DATE, SHARES ALLOCABLE TO THE PARTICIPANT’S 401(k) OR ESOP ACCOUNT, AS APPLICABLE, WILL NOT BE VOTED. The 401(k) Participants and the ESOP Participants may revoke a prior vote by following the instructions described in Granite’s Proxy Statement dated April 11, 2012. The voting direction submitted to Broadridge by the 401(k) Participants and ESOP Participants will be confidential.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Granite Construction Incorporated 585 West Beach Street Watsonville, CA 95076 ATTN: Betty Kwong
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 22, 2012 (until 12:00 PM (noon) EDT on May 21, 2012 if you are a 401(k) or ESOP Participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 22, 2012 (until 12:00 PM (noon) EDT on May 21, 2012 if you are a 401(k) or ESOP Participant). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees	For	Against	Abstain
1a	David H. Kelsey	☐	☐	☐
1b	James W. Bradford, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
2.	Advisory vote to approve executive compensation of the named executive officers.	☐	☐	☐
3.	Proposal to approve the Granite Construction Incorporated 2012 Equity Incentive Plan.	☐	☐	☐
4.	To ratify the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting & Proxy Statement, and Annual Report (which includes a copy of the Form 10-K) is/are available at www.proxyvote.com .

GRANITE CONSTRUCTION INCORPORATED
Annual Meeting of Shareholders
May 23, 2012 10:30 AM PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) James H. Roberts and Laurel J. Krzeminski and each of them with full power of substitution to represent and to vote all the shares of stock in GRANITE CONSTRUCTION INCORPORATED which the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM PDT on May 23, 2012, at the Chaminade Resort, 1 Chaminade Lane, Santa Cruz, California 95065, and any adjournment or postponement thereof, (1) as specified upon the proposals listed on the reverse side of this card and as more particularly described in Granite's Proxy Statement dated April 11, 2012, and (2) in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted for the election of all director nominees under proposal 1, for proposals 2, 3 and 4.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 23, 2012

GRANITE CONSTRUCTION INCORPORATED
Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 26, 2012
Date: May 23, 2012            Time: 10:30 AM PDT
Location:       Chaminade Resort
1 Chaminade Lane
Santa Cruz, California 95065
For Directions please call:
831-724-1011

Granite Construction Incorporated 585 West Beach Street Watsonville, CA 95076 ATTN: Betty Kwong
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice of Annual Meeting & Proxy Statement 2. and Annual Report (which includes a copy of the Form 10-K)
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:   1-800-579-1639
3) BY E-MAIL*:           sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2012 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

1a	David H. Kelsey

1b	James W. Bradford, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Advisory vote to approve executive compensation of the named executive officers.

3.	Proposal to approve the Granite Construction Incorporated 2012 Equity Incentive Plan.

4.	To ratify the appointment by the Audit/Compliance Committee of PricewaterhouseCoopers LLP as Granite'sindependent registered public accounting firm for the fiscal year ending December 31, 2012.